UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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SCYNEXIS, Inc.

(Name of Registrant as Specified In Its Charter)

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SCYNEXIS, INC.

3501-C Tricenter Boulevard

Durham, North Carolina, 27713

(919) 544-8600

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 4, 2015

Dear Stockholder:

You are cordially invited to attend the 2015 Annual Meeting of Stockholders of SCYNEXIS, Inc., a Delaware corporation. The meeting will be held on 4th day June, 2015, at 9:30 a.m., local time, at our executive offices located at 3501-C Tricenter Boulevard, Durham, North Carolina, for the following purposes:

1.	To elect the SCYNEXIS Board of Directors’ seven nominees as directors to serve until the 2016 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2.	To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm of SCYNEXIS for the fiscal year ending December 31, 2015.

3.	To approve the SCYNEXIS, Inc. 2014 Equity Incentive Plan, as amended to increase the aggregate number of shares of common stock authorized for issuance under the plan by 510,726 shares and to approve performance criteria and limits for purposes of tax deductibility.

4.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the proxy statement accompanying this Notice.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 4, 2015, at 9:30 a.m. at 3501-C Tricenter Boulevard, Durham, North Carolina

The proxy statement and annual report to stockholders are available at http://www.astproxyportal.com/ast/SCYNEXIS/

The Board of Directors recommends that you vote FOR Proposals 1, 2 and 3 identified above.

We are mailing to most of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of this proxy statement and our 2014 Annual Report. The Notice contains instructions on how to access those documents over the internet. The Notice also contains instructions on how to request a paper copy of our proxy materials, including this proxy statement, our 2014 Annual Report and a form of proxy card or voting instruction card. All stockholders who do not receive a Notice will receive a paper copy of the proxy materials by mail. We believe that this process will allow us to provide our stockholders with the information they need in a timelier manner, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.

The record date for the Annual Meeting was April 9, 2015. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

/s/ Charles F. Osborne, Jr.
Charles F. Osborne, Jr.
Chief Financial Officer

Durham, North Carolina

April 22, 2015

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return a proxy card, or vote over the telephone or the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

SCYNEXIS, Inc.

3501-C Tricenter Boulevard

Durham, North Carolina, 27713

(919) 544-8600

PROXY STATEMENT FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS

JUNE 4, 2015

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

The Board of Directors of SCYNEXIS, Inc. is soliciting your proxy to vote at the 2015 Annual Meeting of Stockholders (the “Annual Meeting”), including at any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return a proxy card, or follow the instructions below or in the Notice described below to submit your proxy over the telephone or on the internet.

Why did I receive a Notice in the mail regarding the availability of proxy materials on the internet?

We are pleased to take advantage of rules of the Securities and Exchange Commission (the “SEC”) that allow companies to furnish their proxy materials over the internet. Accordingly, we are sending to most of our stockholders of record a Notice of Internet Availability of Proxy Materials (the “Notice”) on or about April 22, 2015. To those that we do not send a Notice, we will send a full set of proxy materials, which include this proxy statement and an annual report to stockholders, on or about the same date. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form or electronically by email on an ongoing basis. A stockholder’s election to receive proxy materials by mail or email will remain in effect until the stockholder terminates it.

Will I receive any other proxy materials by mail?

If we send you a Notice, we may (but are not required to) send you a proxy card, along with a second Notice, on or after May 2, 2015.

How do I attend the Annual Meeting?

The Annual Meeting will be held on 4th day, June, 2015, at 9:30 a.m., local time, at our executive offices located at 3501-C Tricenter Boulevard, Durham, North Carolina. Directions to the Annual Meeting may be found at the end of this proxy statement. Information on how to vote in person at the Annual Meeting is discussed below.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on April 9, 2015, will be entitled to vote at the Annual Meeting. On this record date, there were 8,527,210 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on April 9, 2015, your shares were registered directly in your name with SCYNEXIS’s transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the proxy card, if you have received one, or vote by proxy over the telephone or on the internet as instructed below or in the Notice to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on April 9, 2015, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and the proxy materials are, or a Notice is, being sent to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are three matters scheduled for a vote:

•	Election of our Board of Directors’ seven nominees as directors to serve until the 2016 annual meeting of stockholders and until their successors are duly elected and qualified;

•	Ratification of the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm of SCYNEXIS, Inc. for its fiscal year ending December 31, 2015; and

•	Approval of the SCYNEXIS, Inc. 2014 Equity Incentive Plan, as amended to increase the aggregate number of shares of common stock authorized for issuance under the plan by 510,726 shares and to approve performance criteria and limits for purposes of tax deductibility.

What if another matter is properly brought before the Annual Meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the proxy card to vote on those matters in accordance with their best judgment.

Why didn’t I receive a Notice in the mail regarding the Internet availability of proxy materials?

We are providing stockholders who have previously requested to receive paper copies of the proxy materials with paper copies of the proxy materials instead of a Notice. If you would like to reduce the costs incurred by us in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via email or the internet. To sign up for electronic delivery, please follow the instructions provided in your Notice, or if you received a printed version of the proxy materials by mail, by following the instructions provided with your proxy materials and on your proxy card or voting instruction card, to vote using the internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. Alternatively, you can go to http://www.astproxyportal.com/ast/SCYNEXIS/ and enroll for online delivery of annual meeting and proxy voting materials.

Can I vote my shares by filling out and returning the Notice?

No. The Notice will, however, provide instructions on how to vote by internet, by telephone, by requesting and returning a paper proxy card, or by submitting a ballot in person at the Annual Meeting.

How do I vote?

You may either vote “For” all the nominees to the Board of Directors or you may “Withhold” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy using a proxy card (which is enclosed if you received this proxy statement by mail or that you may request or that we may elect to deliver at a later time), vote by proxy over the telephone, or vote by proxy on the internet. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•	To vote using the proxy card, simply complete, sign and date the proxy card (which is enclosed if you received this proxy statement by mail or that you may request or that we may elect to deliver at a later time), and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•	To vote over the telephone, dial toll-free 1-800-776-9437 (1-718-921-8500 international) using a touch-tone phone and follow the recorded instructions. You will be asked to provide SCYNEXIS’ number and control number from the enclosed proxy card or Notice. Specific instructions to be followed by any registered stockholder interested in voting via telephone are set forth on the proxy card or Notice. Your vote must be received by 11:59 p.m. eastern standard time, on June 3, 2015, to be counted.

•	To vote on the internet, registered holders may go to http://www.astproxyportal.com/ast/SCYNEXIS/ to complete an electronic proxy card. You will be asked to provide SCYNEXIS’ number and control number from the enclosed proxy card or Notice. Specific instructions to be followed by any registered stockholder interested in voting via the internet are set forth on the proxy card or Notice. Your vote must be received by 11:59 p.m. eastern standard time, on June 3, 2015, to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a voting instruction form with these proxy materials or Notice containing voting instructions from that organization rather than from SCYNEXIS. Simply complete and mail the voting instruction form or follow the voting instructions in the Notice to ensure that your vote is counted. Alternatively, you may vote by telephone or over the internet as instructed by your broker or bank. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of April 9, 2015.

What happens if I do not vote?

Stockholder of Record; Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, over the internet or in person at the annual meeting, your shares will not be voted.

Beneficial Owner; Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (“NYSE”) deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management supported. Accordingly, your broker or nominee may not vote your shares on Proposal 1 or Proposal 3 without your instructions, but may vote your shares on Proposal 2.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of all our seven nominees for director, “For” the ratification of the Audit Committee’s selection of Deloitte & Touche LLP as the independent registered public accounting firm of SCYNEXIS for its fiscal year ending December 31, 2015, and “For” the approval of the SCYNEXIS, Inc. 2014 Equity Incentive Plan, as amended to increase the aggregate number of shares of common stock authorized for issuance under the plan by 510,726 shares and to approve performance criteria and limits for purposes of tax deductibility. If any other matter is properly presented at the Annual Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice or set of proxy materials?

If you receive more than one Notice or set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards in the proxy materials or Notices to ensure that all of your shares are voted.

Can I change my vote or revoke my proxy after submitting my proxy?

Stockholder of Record; Shares Registered in Your Name

Yes. You can change your vote or revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may change your vote or revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date.

•	You may vote again over the internet or by telephone.

•	You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at SCYNEXIS, Inc., 3501-C Tricenter Boulevard, Durham, North Carolina, 27713.

•	You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner; Shares Registered in the Name of a Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 24, 2015, to our Corporate Secretary at SCYNEXIS, Inc., 3501-C Tricenter Boulevard, Durham, North Carolina, 27713; provided, however, that if our 2016 annual meeting of stockholders is held before May 5, 2016, or after July 4, 2016, then the deadline is a reasonable amount of time prior to the date we begin to print and mail our proxy statement for the 2016 annual meeting of stockholders. If you wish to submit a proposal that is not to be included in next year’s proxy materials or nominate a director pursuant to our Bylaws, you must provide specified information in writing to our Corporate Secretary at the address above by not later than March 7, 2016, nor earlier than the close of business on February 5, 2016, except that if our 2016 annual meeting of stockholders is held before May 5, 2016, or after July 4, 2016, notice to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. You are also advised to review our Bylaws, which contain a description of the information required to be submitted as well as additional requirements about advance notice of stockholder proposals and director nominations.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count; with respect to the proposal to elect directors, votes “For,” “Withhold” and broker non-votes; and with respect to other proposals, votes “For,” “Against,” abstentions and, if applicable, broker non-votes. Abstentions will be counted towards the vote total for Proposal 2 and Proposal 3 and will have the same effect as “Against” votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

How many votes are needed to approve each proposal?

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of Directors	Nominees receiving the most “For” votes	Withheld votes will have no effect	None

2	Ratification of the selection of Deloitte & Touche LLP as SCYNEXIS’s independent registered public accounting firm of SCYNEXIS’S for its fiscal year ending December 31, 2015	“For” votes from the holders of a majority of shares present and entitled to vote on the matter	Against	None

3	The approval of the SCYNEXIS, Inc. 2014 Equity Incentive Plan, as amended to increase the aggregate number of shares of common stock authorized for issuance under the plan by 510,726 shares and to approve performance criteria and limits for purposes of tax deductibility	“For” votes from the holders of a majority of shares present and entitled to vote on the matter	Against	None

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the Annual Meeting in person or represented by proxy. On the record date, there were 8,527,210 shares outstanding and entitled to vote. Thus the holders of 4,263,606 shares must be present in person or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the Annual Meeting or the holders of a majority of the shares present at the Annual Meeting in person or represented by proxy may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

We expect to announce the preliminary voting results at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amendment to the Form 8-K to publish the final results.

What proxy materials are available on the internet?

The proxy statement and annual report to stockholders are available at: http://www.astproxyportal.com/ast/SCYNEXIS/

JOBS Act Explanatory Note

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) December 31, 2019; (ii) the last day of the fiscal year in which we have total annual gross revenues of $1 billion or more; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the last day of the fiscal year in which we are deemed to be a large accelerated filer under the rules of the SEC.

PROPOSAL 1

ELECTION OF DIRECTORS

SCYNEXIS’ Board of Directors (the “Board”) is elected annually at each annual meeting. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy shall serve for the remainder of the year, and until the director’s successor is duly elected and qualified. This includes vacancies created by an increase in the number of directors.

The Board currently has ten members, all of whose terms of office expire at the Annual Meeting. Our Nominating and Corporate Governance Committee recommended, and our Board approved, the nomination of seven nominees for election at the Annual Meeting. At the commencement of the Annual Meeting, the authorized number of members of our Board shall be reduced to seven members. Proxies may not be voted for a greater number of persons than the number of nominees named.

This is our first annual meeting of stockholders since we became a publicly traded company. Each of Dr. Penhoet and Dr. Hanham was appointed as a director by our Board pursuant to the terms of a voting agreement with our investors in effect at the time giving certain investors the right to designate persons to become directors, with Alta BioPharma Partners III, L.P. designating Dr. Penhoet as its designee for appointment to the Board, and Burrill & Company designating Dr. Hanham as its designee for appointment to the Board. Dr. Gilman was recommended to become a member of our Board by a third party search firm. Dr. Langlois was recommended to become a member of our Board by other Board members. Mr. Macdonald was recommended to become a member of our Board by a third party search firm.

Our seven nominees, their ages as of April 1, 2015, and their principal occupation or position held with SCYNEXIS, are as follows:

Name	Age	Principal Occupation Position Held With SCYNEXIS
Steven C. Gilman, Ph.D.	62	Director
Ann F. Hanham, Ph.D.	62	Director
Patrick J. Langlois, Ph.D.	69	Director
Guy Macdonald	55	Director
Edward E. Penhoet, Ph.D.	74	Director
Yves J. Ribeill, Ph.D.	55	President and Director
Marco Taglietti, M.D.	55	Chief Executive Officer and Director

If elected at the Annual Meeting, each of these nominees would be elected and qualified to serve until the 2016 annual meeting of stockholders and until his successor is duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. It is SCYNEXIS’s policy to encourage directors and nominees for director to attend the Annual Meeting.

Directors are elected by a plurality of the votes of the holders of shares present in person or by proxy and entitled to vote on the election of directors. Unless marked otherwise we will vote proxies returned to us for the nominees named above. The seven nominees receiving the highest number of affirmative votes will be elected. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by SCYNEXIS. Each person nominated for election has agreed to serve if elected. SCYNEXIS’s management has no reason to believe that any nominee will be unable to serve.

This Proposal 1 is to elect our seven nominees nominated as directors. The biographies of each of the nominees below contain information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes and skills of each director, including those that led to the Nominating and Corporate Governance Committee and the Board’s conclusion that the director should continue to serve as a director of SCYNEXIS.

Steven C. Gilman, Ph.D., joined our Board on February 25, 2015. He most recently served as the Executive Vice President, Research & Development and Chief Scientific Officer at Cubist Pharmaceuticals until its acquisition by Merck & Co in January 2015. Prior to joining Cubist, Dr. Gilman served as chairman of the board of directors and CEO of ActivBiotics from March 2004 to October 2007. Prior to ActivBiotics, Dr. Gilman worked at Millennium Pharmaceuticals, Inc., from October 2000 to March 2004 where he held a number of senior leadership roles including Vice President and General Manager, Inflammation. Prior to Millennium, he was Group Director at Pfizer Global Research and Development. He has also held scientific, business and academic appointments at Wyeth, Cytogen Corporation, Temple Medical School and Connecticut College. Dr. Gilman currently serves on the board of directors of Vericel Corporation (NASDAQ: VCEL), on the board of directors of the Massachusetts Biotechnology Association, Inhibikase, Inc. and the Penn State University Biotechnology Advisor Board. Dr. Gilman received his Ph.D. and MS degrees in microbiology from Pennsylvania State University, his post-doctoral training at Scripps Clinical and Research Foundation and received a B.A. in microbiology from Miami University of Ohio. Because of Dr. Gilman’s extensive experience in the research and development of novel compounds, including anti-infectives that address highly drug resistant and invasive pathogens, we believe he is able to make valuable contributions to our Board.

Ann F. Hanham, Ph.D., has served as a member of our Board since December 2008. Prior to becoming a Founding Partner and Managing Director of BAR Capital Management in December 2013, she was a General Partner with Burrill & Company, a life sciences venture capital firm from 2000 to 2013. From 1998 to 2000, Dr. Hanham was a co-founder and Vice President of Clinical & Regulatory Affairs at InterMune, Inc. From 1995 to 1998, she served as the Senior Director for Oncology Product Development at Otsuka Pharmaceuticals and from 1991 to 1995 as the Medical Director for Celtrix Pharmaceuticals. From 1988 to 1991, Dr. Hanham worked for Becton Dickinson in both regulatory and clinical affairs for the monoclonal antibody program, and from 1984 to 1988 as a regulatory toxicologist with the Health Protection Branch of Health and Welfare Canada. She has served as a member of the board of directors of AliveCor since 2013, Endocyte, Inc. (NASDAQ: ECYT) since 2004, NewBridge since 2013 and Waterstone Pharmaceuticals, Inc. since 2008. She previously served as a member of the boards of directors of Acusphere Inc. (OTCMKTS: ACUS), Biomimetic Therapeutics Inc. (NASDAQ: BMTI ), Biotie Therapies Corp. (Nordic List: BTH1V), Immunicon Corp. (NASDAQ: IMMC ), Targacept Inc. (NASDAQ: TRGT), and TLC (Taiwan Liposome Company, Inc.) (GreTai Sec M: 1452:TT). Dr. Hanham holds a Ph.D. from the University of British Columbia, an MSc from Simon Fraser University, and a BSc from the University of Toronto. She was also Board Certified in Toxicology in 1986. Because of Dr. Hanham’s extensive clinical and regulatory experience, as well as her extensive experience in working with development stage biotechnology companies, we believe she is able to make valuable contributions to our Board.

Patrick J. Langlois, Ph.D., has served as a member of our Board since April 2006. Since March 2005, Dr. Langlois has served as the General Partner of PJL Conseils, a consulting firm specializing in strategy, corporate development and mergers and acquisitions. From 2002 to 2004, he served as Vice Chairman of the Management Board and Chief Financial Officer at Aventis S.A., and from 1999 to 2002 as its Executive Vice President and Chief Financial Officer. At Aventis, Dr. Langlois was responsible for finance and corporate development functions, as well as three global businesses: dermatology, protein therapeutics and animal health. From 1990 to 1999, Dr. Langlois was employed by Rhône-Poulenc Group, most recently as Chief Financial Officer and a Member of the Executive Committee. From 1990 to 1996, he was employed by Rhône-Poulenc Rorer, a NYSE-listed pharmaceutical company, most recently as Chief Financial Officer. Dr. Langlois received a License degree from the University of Rennes, a Ph.D. degree in Economics from the University of Rennes and was awarded a Diploma in Higher Banking Studies from the Centre d’Etudes Supérieures de Banque in France. Because of Dr. Langlois’ extensive experience in the healthcare sector, including an executive position as chief financial officer of a NYSE-listed company as well as his relationships with institutional investors and investment banks in the United States and Europe, we believe he is able to make valuable contributions to our Board.

Guy Macdonald has served as a member of our Board since November 2014. He has serve as the President and Chief Executive Officer and a member of the board of directors of Tetraphase Pharmaceuticals, Inc. since January 2008. From August 2003 until January 2008, Mr. Macdonald served as Executive Vice President of Operations of Idenix Pharmaceuticals, Inc., a biopharmaceutical company. From 1981 to 2003 he served in various positions at Merck & Co., Inc., most recently serving as the Vice President for Anti-Infective and Hospital Products. In addition to his role on the Board of Tetraphase, Mr. Macdonald currently serves as chairman of the board of directors of Spring Bank Pharmaceuticals, Inc., a privately held company. Mr. Macdonald received an Honors Degree in biochemistry from Dundee University in Dundee, Scotland. Because of Mr. Macdonald’s extensive experience in drug development and commercialization, particularly with anti-infectives including antifungals, we believe he is able to make valuable contributions to our Board.

Edward E. Penhoet, Ph.D., has served as a member of our Board since June 2002. Since 2000, he has served as a Director of Alta Partners, a life sciences venture capital firm. Since 2009, he has served on President Obama’s Council of Advisors on Science and Technology, an advisory group comprising 20 of the nation’s leading scientists and engineers who directly advise the President and the Executive Office of the President. From 2005 to 2010, he served as Vice-Chair of the governing board of the Independent Citizens Oversight Committee for the California Institute of Regenerative Medicine. From 2004 to 2008, he served as the President of the Gordon and Betty Moore Foundation. From 1998 to 2002, he served as the Dean of the School of Public Health at the University of California at Berkeley. Dr. Penhoet was a co-founder of Chiron Corporation, where he served as President and Chief Executive Officer from 1981 to 1998. From 1971 to 1981, he was a faculty member of the Biochemistry Department of the University of California at Berkeley. Dr. Penhoet has served as a member of the board of directors of CymaBay Therapeutics, Inc. since 2004 (NASDAQ: CBAY), and served as a member of the boards of directors of ChemoCentryx, Inc (NASDAQ: CCXI) from 2007 to 2013, Corcept Therapeutics Incorporated (NASDAQ: CORT) from 2008 to 2010 and ZymoGenetics, Inc. (NASDAQ: ZGEN) from 2000 to 2010. He is a member of both the Institute of Medicine of the National Academies and the American Academy of Arts and Sciences and has co-authored more than 50 scientific articles and papers. Dr. Penhoet earned his A.B. in Biology from Stanford University and his Ph.D. in Biochemistry from the University of Washington. He was a post-doctoral fellow at the University of California, San Diego, from 1968 to 1970. Because of Dr. Penhoet’s extensive experience as an investor in life science companies, we believe he is able to make valuable contributions to our Board.

Yves J. Ribeill, Ph.D., has served as our President and a member of our Board since November 1999 and served as our Chief Executive Officer from November 1999 until April 1, 2015. From 1982 to 2000, Dr. Ribeill held various positions during a 20-year international pharmaceutical career with Aventis Pharma S.A. and its predecessor Rhône-Poulenc Rorer. His roles with those companies included Discovery Chemistry Group Leader for Anti-Viral Research. He also served as a member of the Central Nervous System Group and as Director of Chemistry for the Anti-Infective Group. He was involved in all phases of the drug discovery and development effort that resulted in FDA approval of the anti-bacterial Synercid® in 1999. Dr. Ribeill is the author of 24 scientific publications and 15 patents. He was a member of the Scientific Advisory Committee of the World Health Organization. Dr. Ribeill has a Ph.D. in Chemistry from the University of Montpellier in France. Because of Dr. Ribeill’s extensive knowledge of our company, the pharmaceutical industry and our competitors, we believe he is able to make valuable contributions to our Board.

Marco Taglietti, M.D., has served as a member of our Board since November 2014 and as our Chief Executive Officer since April 1, 2015. He served as Executive Vice President, Research and Development, and Chief Medical Officer of Forest Laboratories, Inc. and also as President of the Forest Research from August 2007 until August 2014, after Forest Laboratories was acquired by Actavis plc. Prior to joining Forest Laboratories, Inc. in 2007, Dr. Taglietti held the position of Senior Vice President, Head of Global Research and Development, at Stiefel Laboratories, Inc. for three years. He joined Stiefel Laboratories, Inc. after 12 years at Schering-Plough Corporation where he last held the position of Vice President, Worldwide Clinical Research for Anti-Infectives, Oncology, CNS, Endocrinology and Dermatology. Dr. Taglietti began his career at Marion Merrell Dow Research Institute. Dr. Taglietti currently serves on the board of directors of NephroGenex, Inc. (NASDAQ: NRX) and of Delcath System, Inc. (NASDAQ: DCTH). He received his medical degree and board certifications from the University of Pavia in Italy. Because of Dr. Taglietti’s extensive experience in drug development and commercialization, including anti-infectives and antifungals, we believe he is able to make valuable contributions to our Board.

THE BOARD RECOMMENDS

A VOTE IN FAVOR OF EACH NAMED NOMINEE.

Independence of the Board

As required under the NASDAQ Stock Market (“NASDAQ”) listing standards, a majority of the members of our Board must qualify as “independent,” as affirmatively determined by our Board. The Board consults with SCYNEXIS’s counsel to ensure that the Board’s determinations are consistent with all relevant securities laws and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of NASDAQ, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his family members, and SCYNEXIS, its senior management and its independent registered public accounting firm, the Board affirmatively has determined that all of the directors, other than Dr. Taglietti, our current president and chief executive officer, and Dr. Ribeill, our former president and chief executive officer, are independent directors within the meaning of the applicable NASDAQ listing standards. In making this determination, the Board found that none of the directors or nominees for director other than Dr. Taglietti and Dr. Ribeill had a material or other disqualifying relationship with SCYNEXIS.

Information Regarding the Board and Its Committees

The Board has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The following table provides membership information and meeting information for 2014 for each of the Audit, Compensation and Nominating and Corporate Governance Committees:

Name	Audit	Compensation		Nominating and Corporate Governance
Laurent Arthaud (3)	X	X
Steven C. Gilman, Ph.D. (4)	X			X
Ann F. Hanham, Ph.D.	X			X
Pamela J. Kirby, Ph.D. (3)
Patrick L. Langlois, Ph.D.	X	X
Guy Macdonald		X	(1)
Jean-Yves Nothias, Ph.D. (3)				X
Edward E. Penhoet, Ph.D.		X		X
Marco Taglietti, M.D.				X	(2)
Total meetings in year 2014	6	2		3

(1)	Mr. Macdonald was added to the Compensation Committee in November 2014.
(2)	Dr. Taglietti was added to the Nominating and Corporate Governance Committee in November 2014 and served on the committee until February 2015 at the time he entered into an agreement to become our Chief Executive Officer.
(3)	Pamela J. Kirby, Ph.D., Laurent Arthaud and Jean-Yves Nothias, Ph.D., will cease to be members of our Board effective at the commencement of the Annual Meeting.
(4)	Dr. Gilman was appointed a member of the Board effective February 25, 2015, and is currently a member of our Audit Committee and Nominating and Corporate Governance Committee. Dr. Gilman did not attend any committee meetings in 2014.

Below is a description of each committee of the Board. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board has determined that each member of each committee meets the applicable rules and regulations regarding “independence” and that each member is free of any relationship that would interfere with his individual exercise of independent judgment with regard to SCYNEXIS. The charters for each of these committees are available on our website at www.scynexis.com.

Audit Committee

Our audit committee currently consists of Patrick J. Langlois, Ph.D., Ann F. Hanham, Ph.D., Steven C. Gilman, Ph.D., and until our 2015 annual meeting of stockholders, Laurent Arthaud, each of whom satisfies the independence requirements under the NASDAQ Global Market listing standards and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, or the Exchange Act. Our Board has determined that Dr. Langlois is an “audit committee financial expert” within the meaning of SEC regulations. Each member of our audit committee can read and understand fundamental financial statements in accordance with audit committee requirements. In arriving at this determination, our Board has examined each audit committee member’s scope of experience and the nature of their employment in the corporate finance sector.

Our audit committee oversees our corporate accounting and financial reporting process. The audit committee has the following responsibilities, among others things, as set forth in the audit committee charter:

•	reviewing and pre-approving the engagement of our independent registered public accounting firm to perform audit services and any permissible non-audit services;

•	evaluating the performance of our independent registered public accounting firm and deciding whether to retain their services;

•	reviewing our annual and quarterly financial statements and reports and discussing the statements and reports with our independent registered public accounting firm and management, including a review of disclosures under the section of our annual report on Form 10-K as filed March 30, 2015 titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations;”

•	considering and approving or disapproving of all related party transactions;

•	preparing the audit committee report required by the SEC to be included in our annual proxy statement;

•	reviewing, with our independent registered public accounting firm and management, significant issues that may arise regarding accounting principles and financial statement presentation, as well as matters concerning the scope, adequacy and effectiveness of our financial controls;

•	conducting an annual assessment of the performance of the audit committee and its members, and the adequacy of its charter; and

•	establishing procedures for the receipt, retention and treatment of complaints received by us regarding financial controls, accounting or auditing matters.

Compensation Committee

Our compensation committee currently consists of Patrick J. Langlois, Ph.D., Edward E. Penhoet, Ph.D., Guy Macdonald and until our 2015 annual meeting of stockholders, Laurent Arthaud, each of whom our Board has determined to be independent under the NASDAQ Global Market listing standards and an “outside director” as that term is defined in Section 162(m) of the Internal Revenue Code.

Our compensation committee reviews and recommends policies relating to compensation and benefits of our officers and employees. The compensation committee has the following responsibilities, among other things, as set forth in the compensation committee’s charter:

•	determining the compensation and other terms of employment of our chief executive officer and our other executive officers and reviewing and approving corporate performance goals and objectives relevant to the compensation;

•	reviewing and recommending to the full Board the compensation of our non-employee directors;

•	evaluating, adopting and administering the equity incentive plans, compensation plans, and similar programs advisable for us, as well as modification or termination of existing plans and programs;

•	establishing policies with respect to equity compensation arrangements;

•	reviewing and discussing annually with management our “Compensation Discussion and Analysis” if required by SEC rules;

•	preparing the compensation committee report if required by the SEC to be included in our annual proxy statement; and

•	reviewing and evaluating, at least annually, the performance of the compensation committee and the adequacy of its charter.

Compensation Committee Processes and Procedures

We expect that the Compensation Committee will meet at least two times annually and with greater frequency if necessary. The agenda for each meeting is usually developed by the Chair of the Compensation Committee, in consultation with the CEO. The Compensation Committee meets regularly in executive session. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation or individual performance objectives. The charter of the Compensation Committee grants the Compensation Committee full access to all books, records, facilities and personnel of SCYNEXIS. In addition, under the charter, the Compensation Committee has the authority to obtain, at the expense of SCYNEXIS, advice and assistance from internal and external legal, accounting or other advisors and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. The Compensation Committee has direct responsibility for the oversight of the work of any advisers engaged for the purpose of advising the Committee. In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the compensation committee, other than in-house legal counsel and certain other types of advisers, only after taking into consideration six factors, prescribed by the SEC and NASDAQ, that bear upon the adviser’s independence; however, there is no requirement that any adviser be independent. The Compensation Committee anticipates engaging Compensia, an independent compensation consultant, in 2015 after taking into consideration the six factors prescribed by the SEC and NASDAQ. Compensia is an independent compensation consultant that serves as a compensation resource available to the Compensation Committee on an hourly basis.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee currently consists of Ann F. Hanham, Ph.D., Edward E. Penhoet, Ph.D., Steven C. Gilman, Ph.D. and until our 2015 annual meeting of stockholders, Jean-Yves Nothias, Ph.D., each of whom our Board has determined to be independent under the NASDAQ Global Market listing standards.

Our nominating and corporate governance committee makes recommendations regarding corporate governance, the composition of our Board, identification, evaluation and nomination of director candidates and the structure and composition of committees of our Board. The nominating and corporate governance committee has the following responsibilities, among other things, as set forth in the nominating and corporate governance committee’s charter:

•	reviewing periodically and evaluating director performance on our Board and its applicable committees, and recommending to our Board and management areas for improvement;

•	interviewing, evaluating, nominating and recommending individuals for membership on our Board;

•	reviewing and recommending to our Board any amendments to our corporate governance policies; and

•	reviewing and assessing, at least annually, the performance of the nominating and corporate governance committee and the adequacy of its charter.

In considering whether to recommend any candidates for inclusion in the Board’s slate of recommended director nominees, including candidates recommended by stockholders, the Nominating and Corporate Governance Committee considers the candidate’s ability to read and understand financial statements, age, personal integrity and ethics, relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the company, demonstrated experience in his or her field, ability to exercise sound business judgment, and having the commitment to rigorously represent the long-term interests of the company’s stockholders. In addition, when conducting its assessment, the Nominating and Corporate Governance Committee considers any criteria for director qualifications set by the Board, as well as diversity, skills, and such other factors as it deems appropriate given the current needs of the Board and the company to maintain a balance of knowledge, experience and capability. When considering diversity, the Board and Nominating and Corporate Governance Committee views “diversity” as diversity of experience and expertise. The Board and Nominating and Corporate Governance Committee believe that having a Board diverse in experience and expertise enables the Board, as a body, to have the broad range of requisite expertise and experience to guide the company and management and to fulfill its role of oversight and stewardship. However, neither the Board nor the Nominating and Corporate Governance Committee has developed a policy with respect to diversity in identifying nominees for director, other than to consider diversity when assessing nominees.

In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews such directors’ overall service to the company during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee should be independent for NASDAQ purposes, which determination is based upon applicable NASDAQ listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then recommends a nominee to the Board by majority vote.

In 2014, the Nominating and Corporate Governance Committee engaged a third party to assist in the process of identifying or evaluating Mr. Macdonald, Dr. Taglietti, and Dr. Gilman as director candidates. The third party assisted the Committee in determining the characteristics of an ideal candidate, identified such candidates, coordinated meetings between the candidates and the Committee, and assisted in the Committee’s evaluation and selection of candidates. To date, the Nominating and Corporate Governance Committee has not received a timely recommended director nominee from a stockholder or stockholders holding more than 5% of our voting stock.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders who demonstrate, by written documentation, satisfactory to the Nominating and Corporate Governance Committee, that such stockholders hold outstanding shares of the company. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a stockholder or not. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board in 2016 may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: 3501-C Tricenter Boulevard, Durham, North Carolina, 27713 no earlier than February 5, 2016 and no later than March 7, 2016. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, and a description of the proposed nominee’s qualifications as a director. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Board Leadership Structure

The Board’s leadership structure is a separate Chairman of the Board and Chief Executive Officer. The Board has determined that this structure is appropriate for SCYNEXIS as it provides for an independent director to take the functional role where it is appropriate for an independent director to fulfill that function. The Nominating and Corporate Governance Committee is recommending that the Board elect Guy Macdonald as interim Chairman of the Board following the Annual Meeting, when Dr. Kirby will leave the Board. The Nominating and Corporate Governance Committee will conduct a search to identify an additional independent director candidate to join the Board and to be considered for the Chairman position.

Role of the Board in Risk Oversight

The Board has an active role, as a whole and also at the committee level, in overseeing management of the company’s risks. The Board regularly reviews information regarding the company’s credit, liquidity and operations, as well as the risks associated with each. The Audit Committee’s charter mandates the Audit Committee to review and discuss with management, and the company’s independent registered public accounting firm, as appropriate, the company’s major financial risk exposures and the steps taken by management to monitor and control these exposures. The Compensation Committee is responsible for overseeing the management of risks relating to the company’s executive compensation plans and arrangements. The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks.

Compensation Policies and Practices as They Relate to Risk Management

With the help of the Compensation Committee’s independent compensation consulting firm, Compensia, the Compensation Committee has reviewed the company’s compensation policies and practices as they relate to risk management for all employees, including executive officers. Following such review, the Compensation Committee determined that risks arising from the company’s compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on the company.

Meetings of the Board

The Board met 18 times in 2014. All directors attended at least 75% of the aggregate number of the meetings of the Board and the committees on which they served, held during the portion of the last fiscal year for which they were directors or committee members in 2014.

As required under applicable NASDAQ listing standards, in fiscal year 2014, SCYNEXIS’s independent directors met in regularly scheduled executive sessions at which only independent directors were present.

Stockholder Communications with the Board

SCYNEXIS’s Board has adopted a formal process by which stockholders may communicate with the Board or any of its directors. Stockholders who wish to communicate with the Board may do so by sending written communications addressed as follows: Chuck Osborne, Chief Financial Officer, SCYNEXIS, Inc., 3501-C Tricenter Boulevard, Durham, North Carolina, 27713, or via email to chuck.osborne@scynexis.com. The communications will be reviewed by the Chief Financial Officer. The Chief Financial Officer will forward such communication to the Board or to any individual director to whom the communication is addressed unless the communication is unduly frivolous, hostile, threatening or similarly inappropriate, in which case, the Chief Financial Officer shall discard the communication.

Code of Business Conduct and Ethics

SCYNEXIS has adopted the SCYNEXIS, Inc. Code of Business Conduct and Ethics that applies to all officers, directors and employees. The Code of Business Conduct and Ethics is available on our website, which is www.scynexis.com, and available in print to any stockholder who requests it. Requests for printed copies of the Code of Business Conduct and Ethics can be made by writing to Attn: Corporate Secretary, SCYNEXIS, Inc., 3501-C Tricenter Boulevard, Durham, North Carolina, 27713.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected Deloitte & Touche LLP as SCYNEXIS’s independent registered public accounting firm for the fiscal year ending December 31, 2015, and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Deloitte & Touche LLP has audited SCYNEXIS’s financial statements since fiscal year 2000. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither SCYNEXIS’s Bylaws nor other governing documents or law require stockholder ratification of the selection of Deloitte & Touche LLP as SCYNEXIS’s independent registered public accounting firm. However, the Audit Committee of the Board is submitting the selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of SCYNEXIS and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the selection of Deloitte & Touche LLP.

Principal Accountant Fees and Services

The following table represents aggregate fees billed to SCYNEXIS for the fiscal years ended December 31, 2014, and December 31, 2013, by Deloitte & Touche LLP, SCYNEXIS’ independent registered public accounting firm (in thousands).

	Fiscal 2014	Fiscal 2013
Audit Fees (1)	$1,574	$959
Audit-Related Fees	—	—
Tax Fees (2)	—	20
All Other Fees (3)	2	—

Total Fees	$1,576	$979

(1)	Audit fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements and review of the interim consolidated financial statements and the issuance of consent and comfort letters in connection with registration statement filings with the Securities and Exchange Commission, and all services that are normally provided by the accounting firm in connection with statutory and regulatory filings or engagements.
(2)	Consists of fees associated with the preparation of our annual federal and state income tax returns.
(3)	Annual license fee for access to an accounting research software application.

All fees described above were approved by the Audit Committee.

Pre-Approval Policy and Procedures

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by SCYNEXIS’s independent registered public accounting firm, Deloitte & Touche LLP. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of services other than audit services by Deloitte & Touche LLP is compatible with maintaining the principal accountant’s independence.

THE BOARD RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 2.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD*

During 2014, three independent, non-employee directors composed the Audit Committee: Patrick J. Langlois, Ph.D., Laurent Arthaud, Ann F. Hanham, Ph.D. In February 2015, Steven C. Gilman, Ph.D., became a member of the Audit Committee.

Management is responsible for SCYNEXIS’ internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of SCYNEXIS’ consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB) to obtain reasonable assurance that SCYNEXIS’ consolidated financial statements are free from material misstatement and expressing an opinion on the conformity of such financial statements with accounting principles generally accepted in the United States. We are responsible for overseeing and monitoring Deloitte & Touche LLP’s auditing process on behalf of the Board of Directors.

In this context, the Audit Committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2014, with management and Deloitte & Touche LLP. The Audit Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the PCAOB. The Audit Committee has also received the written disclosures and the letter from Deloitte & Touche LLP required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence.

Based on its discussions with management and the independent registered public accounting firm, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in SCYNEXIS’ Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

AUDIT COMMITTEE

Patrick J. Langlois, Ph.D.

Laurent Arthaud

Ann F. Hanham, Ph.D.

Steven C. Gilman, Ph.D.

*	The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of SCYNEXIS under the 1933 or 1934 Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

PROPOSAL 3

APPROVAL OF SCYNEXIS, INC. 2014 EQUITY INCENTIVE PLAN, AS AMENDED

INTRODUCTION

On February 25, 2015, our Board of Directors and our Compensation Committee approved the 2014 Equity Incentive Plan, or the 2014 Plan, subject to stockholder approval, as amended to (i) increase the aggregate number of shares of our common stock that may be issued pursuant to awards under the 2014 Plan by an additional 510,726 shares and (ii) for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, (a) confirm the applicable award limits for purposes of compliance with Section 162(m), (b) confirm existing performance criteria upon which performance goals may be based with respect to performance awards under the 2014 Plan, and (c) confirm existing permitted means of adjustment when calculating the attainment of performance goals for performance awards granted under the 2014 Plan. All other material terms of the 2014 Plan otherwise remain unchanged.

Our Board of Directors believes that the 2014 Plan is an integral part of our long-term compensation philosophy and the 2014 Plan is necessary to continue providing the appropriate levels and types of equity compensation for our employees.

Accordingly, in this Proposal 3, we are requesting stockholder approval of the 2014 Plan, as amended, or the Amended 2014 Plan, to increase the aggregate number of shares of our common stock reserved for issuance under the Amended 2014 Plan by 510,726 shares to 1,122,731 shares, plus such additional shares (1) subject to outstanding options previously granted under our 2009 Stock Option Plan that expire or terminate prior to the exercise or settlement, are forfeited or reacquired prior to vesting, or are otherwise reacquired or withheld to satisfy a tax withholding obligation, referred to as Returning Shares, and (2) added to the share reserve pursuant to the automatic increase to our share reserve that is scheduled to occur annually on each January 1, including the 340,484 shares that were added to the share reserve on January 1, 2015, for the ten year period ending on (and including) January 1, 2024, referred to as our Annual Increase, as further described below. The Amended 2014 Plan will become effective immediately upon stockholder approval of this Proposal 3.

BACKGROUND

In February 2014, our Board of Directors adopted and our stockholders approved, the existing 2014 Plan. The 2014 Plan came into existence on February 11, 2014, or the Adoption Date, but no awards were allowed to be granted under the 2014 Plan until May 2, 2014, or the Effective Date (which was the date of the underwriting agreement between us and the underwriters managing our initial public offering). In addition, in June 2014, our Board of Directors adopted a further increase to the shares reserve under the 2014 Plan by an additional 351,653 shares, which our stockholders approved on September 11, 2014, or the 2014 Plan Increase.

At the time our Board of Directors approved our 2014 Plan, it was believed that the shares of our common stock reserved for issuance under the 2014 Plan would allow us to provide adequate equity compensation to current and future employees based on internal forecasts, including our anticipated growth rates, for the foreseeable future. However, in connection with and prior to our initial public offering in May 2014, we effected a 1 for 4.0 reverse split of our common stock on March 17, 2014, and a 1 for 5.1 reverse split of our common stock on April 25, 2014, or our reverse stock splits. As a result, on the Effective Date, the initial maximum number of shares of our common stock issuable pursuant to awards under the 2014 Plan, after giving effect to these reverse stock splits, was 260,352 shares, which was significantly lower than the number of shares we had reserved for issuance under the 2014 Plan on the Adoption Date. Our stockholders approved the 2014 Plan Increase on September 11, 2014, to adjust for the effect of the reverse stock splits. Since September of 2014, we have utilized a significant portion of the 2014 Plan’s share reserve through recent option grants, including an

April 1, 2015 grant to our new Chief Executive Officer for an option to purchase 330,000 shares of our common stock. The grant to our new Chief Executive Officer was not anticipated in the internal forecast that was used to estimate the share reserve for our 2014 Plan and the 2014 Plan Increase.

Our Compensation Committee believes that our ability to provide equity compensation has been, and will continue to be, vital to our ability to attract and retain highly qualified and skilled employees. Specifically, our Compensation Committee believes that equity compensation will be vital to the retention and expansion of our management and clinical teams leading the development of our lead product candidate SCY-078. Accordingly, our Compensation Committee has determined, based on a forecasting of equity awards that may be granted to our employees, director and consultants, that increasing the aggregate number of shares of our common stock reserved for issuance under the 2014 Plan by 510,726 shares would be appropriate to facilitate the continued growth of our business by enabling us to continue to attract, retain and provide incentives to employees through the grant of equity compensation awards for the next three years.

As of April 1, 2015, options to purchase 1,000,696 shares of our common stock granted pursuant to our 2014 Plan, our 2009 Stock Option Plan and our Stock Option Plan were outstanding and 0 shares of our common stock had been issued pursuant to the exercise of options under our Amended 2014 Plan. As of April 1, 2015, the outstanding options granted pursuant to our 2014 Plan had a weighted average exercise price of approximately $9.21 per share and a weighted-average remaining term of 9.6 years. As of April 1, 2015, the closing price of our common stock as reported on The NASDAQ Global Market was $8.76 per share.

If this Proposal 3 is approved by our stockholders, the Amended 2014 Plan will become effective on the date of the Annual Meeting. In the event our stockholders do not approve this Proposal 3, the 2014 Plan will continue in its current form, and the aggregate maximum number of shares of our common stock that may be issued pursuant to awards under the 2014 Plan will be 612,005 shares, as increased by the Returning Shares and the Annual Increase.

Note Regarding Forecasts and Forward-Looking Statements

We do not as a matter of course make public forecasts as to our total shares outstanding and utilization of various equity awards due to the unpredictability of the underlying assumptions and estimates. In particular, the forecasts set forth in this Proposal 3 include embedded assumptions regarding option exercise which are highly dependent on the public trading price of our common stock and other factors, which we do not control and, as a result, we do not as a matter of practice provide forecasts. In evaluating these forecasts, our Board of Directors recognized the high variability inherent in these assumptions.

However, we have included above a summary of these forecasts to give our stockholders access to certain information for purposes of evaluating this Proposal 3. These forecasts reflect various assumptions regarding our future operations.

The inclusion of the forecasts set forth above should not be regarded as an indication that these forecasts will be predictive of actual future outcomes, and the forecasts should not be relied upon as such. Neither we nor any other person makes any representation to any of our stockholders regarding actual outcomes compared to the information contained in the forecasts set forth above. Any forecasts are not fact and reflect numerous assumptions and estimates as to future events made by our management and Board of Directors that our management and Board of Directors believed were reasonable at the time the forecasts were prepared and other factors such as industry performance and general business, economic, regulatory, market and financial conditions, as well as factors specific to our business, all of which are difficult to predict and many of which are beyond the control of our management or Board of Directors. In addition, the utilization forecasts with respect to our equity awards do not take into account any circumstances or events occurring after the date that they were prepared and, accordingly, do not give effect to any changes to our operations or strategy that may be implemented in the future. Accordingly, actual outcomes may be, and likely will be, materially different than those reflected in the forecasts. We do not intend to update or otherwise revise the forecasts to reflect circumstances existing after the date when made or to reflect the occurrence of future events even if any or all of the assumptions underlying the forecasts are shown to be in error. The forecasts are forward-looking statements within the meaning of Section 27A of the 1933 Act and Section 21A of the 1934 Act. These statements involve risks and uncertainties that could cause actual outcomes to differ materially from those in the forward-looking statements, including our ability to attract and retain talent, achievement of performance metrics, if any, with respect to certain equity awards, the extent of option exercise activity, and others described in our Annual Report on Form 10-K for the year ended December 31, 2014 as filed on March 30, 2015.

Overhang

As of April 1, 2015, we had approximately 1,638,466 shares of our common stock subject to outstanding awards or available for future awards under our equity compensation plans, which represented approximately 16.1% of our fully diluted common shares outstanding (including all outstanding shares of our common stock and all options issued or reserved for issuance under our equity compensation plans). Such percentage is referred to as the overhang percentage.

As of April 1, 2015
Total Shares Subject to Outstanding Stock Options under the 2014 Equity Incentive Plan, the 2009 Stock Option Plan and the Stock Option Plan	1,000,696
Total Stock Options Exercised under the 2014 Equity Incentive Plan	0
Total Common Stock Outstanding	8,527,210
Weighted-Average Exercise Price Per Share of Outstanding Stock Options	$9.21
Weighted-Average Remaining Term of Outstanding Stock Options	9.6 years
Total Shares of Common Stock Available for Future Grant under the 2014 Equity Incentive Plan	135,720
Total Shares of Common Stock Available for Future Grant under the 2014 Employee Stock Purchase Plan	52,050
Total Shares of Common Stock Available for Future Grant under the 2009 Stock Option Plan	0
Total Shares of Common Stock Available for Future Grant under the Stock Option Plan	0
Total Shares of Common Stock Available for Future Grant under the 2015 Inducement Plan	450,000
Closing Price of Common Stock as Reported on the NASDAQ Global Market on April 1, 2015	$8.76

The 510,726 additional common shares proposed to be included in the Amended 2014 Plan reserve would increase the overhang percentage by an additional 4.0%, to a total overhang of 20.1%, assuming this Proposal 3 is approved by our stockholders.

Historical Annual Share Usage

The annual share usage under our equity compensation plans for fiscal years 2013 and 2014 is set forth below.

	Fiscal Year 2014(1)		Fiscal Year 2013(1)
A: Total Shares Granted Pursuant to Options	520,887	(3)	11,525	(2)
B: Basic Weighted Average Common Shares Outstanding(4)	5,663,311		335,612
C: Burn Rate (A / B)	9.2%		3.4%

(1)	Share numbers are adjusted for our reverse stock splits.
(2)	Represent awards granted under our 2009 Stock Option Plan.
(3)	Includes 48,847 awards granted under our 2009 Stock Option Plan.
(4)	Represents basic weighted average common stock outstanding for the respective periods, as set forth in our annual report on Form 10-K filed with the Securities and Exchange Commission on March 30, 2015 (File No. 001-36365).

Description of the Amended 2014 Plan

The material features of our Amended 2014 Plan are summarized below. The following description of the Amended 2014 Plan is a summary only and is qualified in its entirety by reference to the text of the Amended 2014 Plan itself, which is attached to this Proxy Statement as Annex A.

Type of Awards; Eligibility

The Amended 2014 Plan provides for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance-vesting stock awards and other forms of stock or stock-based compensation (collectively, stock awards), all of which may be granted to our eligible employees, eligible non-employee directors and eligible consultants. Incentive stock options may be granted only to our employees. All other awards may be granted to employees and to non-employee directors and consultants.

Shares Available; Certain Limitations

The aggregate number of shares of our common stock that may be issued pursuant to stock awards under the Amended 2014 Plan will be equal to 1,122,731 shares, which is the sum of (i) 510,726 new shares, and (ii) 612,005 shares previously reserved for issuance. Additionally, the number of shares will be increased by (A) any Returning Shares and (B) any Annual Increase. Under the Annual Increase, the number of shares of our common stock reserved for issuance under the Amended 2014 Plan automatically increases annually on January 1 of each year (including the 340,484 share increase that occurred on January 1, 2015, for a period of ten years, through and including January 1, 2024, by 4.0% of the total number of shares of our capital stock outstanding on December 31 of the preceding calendar year, or a lesser number of shares as determined by our Board of Directors. The maximum number of shares that may be issued upon the exercise of incentive stock options under our Amended 2014 Plan is 5,000,000 shares.

The maximum number of shares of our common stock subject to stock awards granted during a single fiscal year to any non-employee director, taken together with any cash fees paid to such non-employee director during the fiscal year, shall not exceed $2,000,000 in total value (calculating the value of any such stock awards based on the grant date fair value of such stock awards for financial reporting purposes and excluding, for this purpose, the value of any dividend equivalent payments paid pursuant to any stock award granted in a previous fiscal year).

If a stock award granted under the Amended 2014 Plan expires or otherwise terminates without all of the shares covered by the stock award having been issued, or is settled in cash, the shares of our common stock not acquired pursuant to the stock award again will become available for subsequent issuance under the Amended 2014 Plan. In addition, the following types of shares under the Amended 2014 Plan may become available for the grant of new stock awards under the Amended 2014 Plan: (1) shares that are forfeited to or repurchased by us prior to become fully vested; (2) shares withheld to satisfy income or employment withholding taxes; or (3) shares used to pay the exercise price or purchase price of a stock award. Shares issued under the Amended 2014 Plan may be previously unissued shares or reacquired shares bought by us on the open market or otherwise. From the Effective Date through April 1, 2015, we have granted stock options to purchase 923,051 shares of our common stock under the Amended 2014 Plan, and stock options to purchase 871,828 shares were outstanding as of April 1, 2015 under the Amended 2014 Plan.

Administration

Our Board of Directors, or a duly authorized committee of our Board of Directors, has the authority to administer the Amended 2014 Plan as the plan administrator. Our Board of Directors may also delegate to one or more of our officers the authority to (1) designate employees (other than other officers) to be recipients of certain stock awards and (2) determine the number of shares of common stock to be subject to such stock awards. Subject to the terms of the Amended 2014 Plan, our Board of Directors or the authorized committee, referred to herein as the plan administrator, determines recipients, dates of grant, the numbers and types of stock awards to be granted and the terms and conditions of the stock awards, including the period of their exercisability and the vesting schedule applicable to a stock award. Subject to the limitations set forth below, the plan administrator will also determine the exercise price, strike price or purchase price of awards granted and the types of consideration to be paid for the award.

The plan administrator has the authority to modify outstanding awards under the Amended 2014 Plan. Subject to the terms of our Amended 2014 Plan, the plan administrator has the authority to reduce the exercise, purchase or strike price of any outstanding stock award, cancel any outstanding stock award in exchange for new stock awards, cash or other consideration, or take any other action that is treated as a repricing under generally accepted accounting principles, with the consent of any adversely affected participant.

Option Awards

Incentive stock options and nonstatutory stock options are granted pursuant to stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for stock options, within the terms and conditions of the Amended 2014 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Options granted under the Amended 2014 Plan vest at the rate specified by the plan administrator.

The plan administrator determines the term of stock options granted under the Amended 2014 Plan, which term may be for a maximum of 10 years (or five years, if an incentive stock option is granted to a ten percent stockholder). Unless the terms of the option holder’s stock option agreement provide otherwise, if an option holder’s service relationship with us, or any of our affiliates, ceases for any reason other than disability, death or cause, the option holder may generally exercise any vested options for a period of three months following the option holder’s cessation of service. The option term may be extended in the event that exercise of the option or sale of the underlying shares following such a termination of service is prohibited by applicable securities laws or by our insider trading policy. If an option holder’s service relationship with us or any of our affiliates ceases due to disability or death, or an option holder dies within a specified period following cessation of service, the option holder or a beneficiary may generally exercise any vested options for a period of twelve months in the event of disability and 18 months in the event of death. In the event of a termination for cause, options generally terminate immediately upon the event giving rise to the termination of the individual’s service for cause. In no event may an option be exercised beyond the expiration of its term.

Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include the following methods: (1) cash, check, bank draft or money order; (2) a broker-assisted cashless exercise procedure; (3) the tender of shares of our common stock previously owned by the option holder; (4) if the option is a nonstatutory stock option, by a net exercise arrangement; and (5) other legal consideration approved by the plan administrator and set forth in the applicable award agreement.

Unless the plan administrator provides otherwise, options generally are not transferable except by will, the laws of descent and distribution, or pursuant to a domestic relations order. Subject to approval, an option holder may designate a beneficiary, however, who may exercise the option following the option holder’s death.

Tax Limitations on Incentive Stock Options

The aggregate fair market value, determined at the time of grant, of our common stock with respect to incentive stock options that are exercisable for the first time by an option holder during any calendar year under all of our stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as nonstatutory stock options. No incentive stock option may be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (1) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (2) the term of the incentive stock option does not exceed five years from the date of grant.

Other Awards

Restricted Stock Unit Awards. Restricted stock unit awards are granted pursuant to restricted stock unit award agreements adopted by the plan administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited upon the participant’s cessation of continuous service for any reason.

Restricted Stock Awards. Restricted stock awards are granted pursuant to restricted stock award agreements adopted by the plan administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past services to us, or any other form of legal consideration that may be acceptable to our Board of Directors and permissible under applicable law. The plan administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture restrictions. If a participant’s service relationship with us ceases for any reason, we may receive through a forfeiture condition or a repurchase right any or all of the shares of common stock held by the participant that have not vested as of the date the participant terminates service with us.

Stock Appreciation Rights. Stock appreciation rights are granted pursuant to stock appreciation grant agreements adopted by the plan administrator. The plan administrator determines the purchase price or strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Upon the exercise of a stock appreciation right, we will pay the participant an amount equal to the product of (1) the excess, if any, of the per share fair market value of our common stock on the date of exercise over the purchase price or strike price, and (2) the number of shares of common stock with respect to which the stock appreciation right is exercised. This amount may be paid in shares of our common stock, in cash, in any combination of cash and shares of our common stock or in any other form of consideration, as determined by the plan administrator and set forth in the award agreement. A stock appreciation right granted under the Amended 2014 Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator.

The plan administrator determines the term of stock appreciation rights granted under the Amended 2014 Plan, which may be up to a maximum of 10 years. Unless the terms of a participant’s stock appreciation right agreement provides otherwise, if a participant’s service relationship with us or any of our affiliates ceases for any reason other than cause, disability or death, the participant may generally exercise any vested stock appreciation right for a period of three months following the cessation of service. The term of the stock appreciation right may be further extended in the event that exercise of the stock appreciation right following such a termination of service is prohibited by applicable securities laws or by our insider trading policy. If a participant’s service relationship with us, or any of our affiliates, ceases due to disability or death, or a participant dies within a certain period following cessation of service, the participant (or, if applicable, a beneficiary) may generally exercise any vested stock appreciation right for a period of twelve months in the event of disability and 18 months in the event of death. In the event of a termination for cause, stock appreciation rights generally terminate immediately upon the occurrence of the event giving rise to the termination of the individual’s service for cause. In no event may a stock appreciation right be exercised beyond the expiration of its term.

Other Stock Awards. The plan administrator may grant other awards based in whole or in part by reference to our common stock. The plan administrator will set the number of shares under the stock award and all other terms and conditions of such awards.

Restrictions on Transfer

Awards generally are not transferable except by will or by the laws of descent and distribution or as otherwise may be permitted under the Amended 2014 Plan. Options are exercisable during the lifetime of a participant only by the participant.

Clawback/Recovery

Awards granted under the Amended 2014 Plan will be subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board of Directors may impose such other clawback, recovery or recoupment provisions in an award agreement as the Board of Directors determines necessary or appropriate, including, but not limited to, a reacquisition right in respect of previously acquired shares of our common stock or other cash or property upon an event constituting cause.

Changes to Capital Structure

In the event there is a specified type of change in our capital structure, such as a stock split, reverse stock split, or recapitalization, appropriate adjustments will be made to (1) the class and maximum number of shares reserved for issuance under the Amended 2014 Plan, (2) the class and maximum number of shares by which the share reserve may increase automatically each year, (3) the class and maximum number of shares that may be issued upon the exercise of incentive stock options, (4) the class and maximum number of shares subject to stock awards that can be granted in a calendar year, and (5) the class and number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

Corporate Transaction

Unless otherwise provided in an award agreement or any other written agreement between us and a participant, in the event of a corporate transaction, the plan administrator will take any one or more of the following actions with respect to outstanding stock awards, contingent upon the closing of the corporate transaction:

•	arrange for the surviving corporation or acquiring corporation (or its parent) to assume or continue outstanding stock awards or substitute a similar award for such stock award;

•	arrange for the assignment or lapse of any reacquisition or repurchase rights;

•	accelerate the vesting, in whole or in part, of stock awards to a date prior to the effective time of a corporate transaction, with such stock award terminating if not exercised (if applicable) at or prior to the effective time of such corporate transaction;

•	cancel or arrange for the cancellation of the stock award, to the extent not vested or not exercised prior to the effective time of a corporate transaction, in exchange for a payment, in such form as determined by the plan administrator, equal to the excess (if any) of the value of the property the participant would have received upon exercise of the stock award immediately prior to the effective time of the corporate transaction over any exercise price payable by the participant in connection with the exercise.

The plan administrator need not take the same action or actions with respect to all stock awards or portions thereof or with respect to all participants.

Under the Amended 2014 Plan, a corporate transaction generally occurs upon the consummation of: (1) a sale or other disposition of all or substantially all of our assets; (2) a sale or other disposition of at least 90% of our outstanding securities; (3) a merger, consolidation or similar transaction following which we are not the surviving corporation; or (4) a merger, consolidation or similar transaction following which we are the surviving corporation but the shares of our common stock outstanding immediately prior to the transaction are converted or exchanged into other property by virtue of the transaction.

Changes in Control

The plan administrator may provide, in an individual award agreement or in any other written agreement between a participant and us that the stock award will be subject to additional acceleration of vesting and exercisability in the event of a change of control. Under the Amended 2014 Plan, a change of control generally occurs upon: (1) the acquisition by a person or entity of more than 50% of our combined voting power, other than by merger, consolidation or similar transaction (and excluding the acquisition of our securities by certain individuals or affiliates, as set forth in the Amended 2014 Plan); (2) a consummated merger, consolidation or similar transaction immediately after which our stockholders cease to own more than 50% of the combined voting power of the surviving entity; (3) a consummated sale, lease, exclusive license or other disposition of all or substantially all of our consolidated assets; or (4) individuals who constitute our incumbent board of directors cease to constitute at least a majority of our Board of Directors.

Plan Amendments and Termination

Our Board of Directors generally has the authority to amend, suspend or terminate our Amended 2014 Plan at any time, provided that except in specified circumstances, no such action may be taken without such participant’s written consent if it would materially impair the existing rights of any participant. No incentive stock options or any other awards may be granted after February 10, 2024.

U.S. Federal Income Tax Consequences

The following is a summary of certain United States federal income tax consequences of awards under the Amended 2014 Plan. The summary below does not purport to be a complete description of all applicable rules, and those rules (including those summarized her) are subject to change.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of a nonstatutory stock option if the option is granted with an exercise price equal to or greater than the fair market value of the underlying stock on the grant date. On exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date of exercise over the exercise price. If the options were granted to an individual who was our employee or an employee of an affiliate at the time of grant, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Internal Revenue Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options

The Amended 2014 Plan provides for the grant of stock options that qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an incentive stock option. If the participant holds a share received on exercise of an incentive stock option for more than two years from the date the incentive stock option was granted and more than one year from the date the incentive stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.

If, however, a participant disposes of a share acquired on exercise of an incentive stock option before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the incentive stock option was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the incentive stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the incentive stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an incentive stock option exceeds the exercise price of that stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the incentive stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the incentive stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an incentive stock option is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the incentive stock option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the required holding period. If there is a disqualifying disposition of a share, however, we are allowed a deduction in an amount equal to the ordinary income includible in income by the participant, subject to Section 162(m) of the Code and provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

RSU Awards

Generally, the recipient of a restricted stock unit structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the shares of our common stock received over any amount paid by the recipient in exchange for the shares of our common stock. If a restricted stock unit is subject to Section 409A of the Code, the shares of our common stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock units otherwise comply with or qualify for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired upon settlement of restricted stock units will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is restricted and not vested when it is received (for example, if the participant is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the restricted stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock. The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Stock Appreciation Rights

If a stock appreciation right is granted with a strike price equal to the fair market value of the underlying stock on the grant date, the participant will recognize ordinary income equal to the product of (1) the excess, if any, of the per share fair market value of our common stock on the date of exercise over the purchase price or strike price, and (2) the number of shares of common stock with respect to which the stock appreciation right is exercised. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

NEW PLAN BENEFITS

Awards under our Amended 2014 Plan are made within the discretion of our Board of Directors and are not subject to set benefits or amounts. Accordingly, we cannot currently determine the benefits or number of shares of our common stock subject to awards that may be granted in the future to executive officers, directors or employees under the Amended 2014 Plan.

REQUIRED VOTE

The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve the Amended 2014 Plan. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

THE BOARD RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 3.

EXECUTIVE OFFICERS OF THE REGISTRANT

The following table sets forth information regarding our executive officers as of April 1, 2015:

Name	Age	Position
Marco Taglietti, M.D.	55	Chief Executive Officer and Director (1)
Yves J. Ribeill, Ph.D.	55	President and Director (2)
Charles F. Osborne, Jr.	50	Chief Financial Officer

(1)	In February 2015, our board of directors appointed Dr. Taglietti as our Chief Executive Officer, effective April 1, 2015.
(2)	Dr. Ribeill resigned as our Chief Executive Officer effective April 1, 2015, and continued employment with us as our President and a member of board of directors.

Dr. Marco Taglietti’s biography is included above under the section titled “Proposal 1—Election of Directors.”

Dr. Yves J. Ribeill’s biography is included above under the section titled “Proposal 1—Election of Directors.”

Charles F. Osborne, Jr. Mr. Osborne, a certified public accountant, has served as our Chief Financial Officer since November 2003. From 1999 to 2003, he was Chief Financial Officer of Nobex Corporation in Durham, North Carolina. At Nobex, Mr. Osborne completed two venture capital rounds totaling more than $60 million. He also was involved in structuring and negotiating corporate licenses and research agreements with global pharmaceutical companies, including GlaxoSmithKline plc. From 1992 to 1998, he was Vice President of Finance for International Murex Technologies Co. While at Murex, he ran the worldwide finance group while based in London and was involved with the sale of the company to Abbott Laboratories. He holds a B.S. in Accounting from the University of North Carolina at Chapel Hill.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of January 31, 2015, by the following:

•	each of our directors and named executive officers;

•	all of our directors and executive officers as a group; and

•	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Total
5% Stockholders:
Alta BioPharma Partners II, L.P. and affiliate (1)	1,286,311	15.11%
Deerfield Management Company, L.P. (2)	500,000	5.87%
Foresite Capital Fund II, L.P. (3)	662,945	7.79%
GlaxoSmithKline plc (4)	545,009	6.40%
RA Capital Management, LLC (5)	840,000	9.87%
Sanofi (6)	1,677,057	19.70%

Named Executive Officers and Directors:
Marco Taglietti, M.D. (7)	3,190	*
Yves J. Ribeill, Ph.D. (8)	92,860	1.09%
Charles F. Osborne, Jr.(9)	30,469	*
Carole Sable (10)	17,839	*
Pamela J. Kirby, Ph.D. (11)	48,045	*
Laurent Arthaud (12)	9,652	*
Steven C. Gilman, Ph.D. (13)	—	—%
Ann F. Hanham, Ph.D. (14)	7,263	*
Patrick J. Langlois, Ph.D. (15)	21,417	*
Guy Macdonald (16)	1,738	*
Jean-Yves Nothias, Ph.D. (17)	300,549	3.53%
Edward E. Penhoet, Ph.D.	—	—%
All executive officers and directors as a group (12 persons)(18)	533,022	6.26%

*	Less than 1% of the outstanding shares of common stock.
(1)	Based on a Schedule 13G filed with the SEC on May 14, 2014, reporting beneficial ownership as of May 7, 2014. Alta BioPharma Partners II, L.P. (“ABPII”) has sole voting and dispositive control over 1,240,575 shares, except that Alta BioPharma Management II, LLC (“ABMII”), the general partner of ABPII, and Farah Champsi (“Champsi”), the director of ABMII, may be deemed to share the right to direct the voting and dispositive control over such stock. Alta Embarcadero BioPharma Partners II, LLC (“AEBPII”) has sole voting and dispositive control over 45,736 shares of Common Stock, except that Champsi, the managing director of AEBPII, may be deemed to share the right to direct the voting and dispositive control over such stock. Champsi shares voting and dispositive control over the 1,240,575 shares of common stock beneficially owned by ABPII, and the 45,736 shares of Common Stock beneficially owned by AEBPII. The address for Alta Partners II, Inc. is One Embarcadero Center, 37th Floor, San Francisco, California 94111.
(2)

Based on a Schedule 13G filed with the SEC on February 17, 2015, reporting beneficial ownership as of December 31, 2014. Deerfield Mgmt, L.P. has shared voting investment power with respect to 500,000 shares, Deerfield Management Company, L.P. has shared voting investment power with respect to 500,000 shares, Deerfield Partners, L.P. has shared voting investment power with respect to 0 shares, Deerfield Special Situations Fund, L.P. has shared voting investment power with respect to 273,000 shares, Deerfield International Master Fund, L.P. has shared voting investment power with respect to 0 shares, Deerfield

Special Situations International Master Fund, L.P. has shared voting investment power with respect to 227,000 shares, and James E. Flynn has shared voting and dispositive power with respect to 500,000 shares. The address for Deerfield Management Company is 780 Third Avenue, 37th Floor, New York, NY 10017.
(3)	Based on a Schedule 13G filed with the SEC on February 11, 2015, reporting beneficial ownership as of May 2, 2014. Foresite Capital Fund II, L.P. has sole voting investment power with respect to 662,945 shares, except that Foresite Capital Management II, LLC, the general partner of FCF II, may be deemed to have sole power to vote these shares, and James Tanabaum, the managing member of FCM II, may be deemed to have sole power to vote these shares. The address for Foresite Capital Management is 101 California Street, Suite 4100, San Francisco, 94111.
(4)	Based on a Schedule 13G filed with the SEC on May 15, 2014, reporting beneficial ownership as of May 7, 2014. Shares are held of record by S.R. One, Limited, an indirect, wholly-owned subsidiary. The address for GlaxoSmithKline plc is 980 Great West Road, Brentford, Middlesex, TW8 9GS England.
(5)	Based on a Schedule 13G filed with the SEC on February 17, 2015, reporting beneficial ownership as of December 31, 2014. RA Capital Management, LLC has shared voting investment power with respect to 840,000 shares, Peter Kolchinsky has shared voting investment power with respect to 840,000 shares, and RA Capital Healthcare Fund, L.P. has shared voting investment power with respect to 699,720 shares. Each of the Reporting Persons disclaims beneficial ownership of the shares reported herein except to the extent of its or his pecuniary interest therein. The address for RA Capital Management is 980 Great West Road, Brentford, Middlesex, TW8 9GS England.
(6)	Based on a Schedule 13G filed with the SEC on February 13, 2015, reporting beneficial ownership as of December 31, 2014. The address for Sanofi is 54 Rue La Boetie, 75008 Paris, France.
(7)	Includes 3,190 shares of common stock issuable upon exercise of options exercisable within 60 days of January 31, 2015.
(8)	Includes 73,695 shares of common stock issuable upon exercise of options exercisable within 60 days of January 31, 2015.
(9)	Includes 21,103 shares of common stock issuable upon exercise of options exercisable within 60 days of January 31, 2015.
(10)	Includes 17,839 shares of common stock issuable upon exercise of options exercisable within 60 days of January 31, 2015. Dr. Sable’s employment with us terminated on February 20, 2015.
(11)	Includes 22,555 shares of common stock issuable upon exercise of options exercisable within 60 days of January 31, 2015.
(12)	Includes 4,410 shares of common stock issuable upon exercise of options exercisable within 60 days of January 31, 2015, and 4,507 shares held by Mr. Arthaud’s spouse.
(13)	Dr. Gillman was appointed to our board of directors on February 25, 2015.
(14)	Includes 7,263 shares of common stock issuable upon exercise of options exercisable within 60 days of January 31, 2015.
(15)	Consists of shares held by DFC Langlois and includes 10,914 shares of common stock issuable upon exercise of options exercisable within 60 days of January 31, 2015 held by Dr. Langlois. Dr. Langlois is a general partner of DFC Langlois and holds sole voting and dispositive authority over the shares held by DFC Langlois. The address for DFC Langlois is 6 Avenue Frederic Le Play 75007 Paris, France.
(16)	Includes 1,738 shares of common stock issuable upon exercise of options exercisable within 60 days of January 31, 2015.
(17)	Consists of shares held by FCPR Biotechnology and includes 5,472 shares of common stock issuable upon exercise of options exercisable within 60 days of January 31, 2015 held by Dr. Nothias. Dr. Nothias disclaims beneficial ownership of the shares held by FCPR Biotechnology, except to the extent of his ability to direct the voting or disposition of such shares or his pecuniary interest therein.
(18)	Consists of shares held by each executive officer and director, including the shares described in footnotes 7 through 17 above.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table provides information with respect to all of our equity compensation plans in effect as of December 31, 2014.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuances under Equity Compensation Plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity Compensation Plans approved by security holders	615,322	9.55	218,356	(1)(2)
Equity Compensation Plans not approved by security holders	—	—	—

Total	615,322	9.55	218,356

(1)	Pursuant to terms of the SCYNEXIS, Inc. 2014 Equity Incentive Plan, the share reserve will automatically increase on January 1st of each year, for a period of not more than ten years, commencing on January 1, 2015, and ending on (and including) January 1, 2024, in an amount equal to 4.0% of the total number of shares of capital stock outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the Share Reserve for such year or that the increase in the share reserve for such year will be a lesser number of shares of common stock than would otherwise occur pursuant to the preceding sentence. On January 1, 2015, pursuant to the previously described terms, the share reserve was increased by 340,484 shares.
(2)	Pursuant to terms of the SCYNEXIS, Inc. 2014 Employee Stock Purchase Plan, the maximum number of common stock shares available under the plan will automatically increase on January 1 of each year for a period of up to ten years, commencing on the first January 1 following the IPO Date and ending on (and including) January 1, 2024, in an amount equal to the lesser of (i) 0.8% of the total number of shares of Capital Stock outstanding on December 31 of the preceding fiscal year, and (ii) 29,411 shares of Common Stock. Notwithstanding the foregoing, the Board may act prior to the first day of any fiscal year to provide that there will be no January 1 increase in the share reserve for such fiscal year or that the increase in the share reserve for such fiscal year will be a lesser number of shares of common stock than would otherwise occur pursuant to the preceding sentence. On January 1, 2015, pursuant to the previously described terms, the maximum number of common stock shares available under the plan was increased by 29,411 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the SEC. These persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file.

To our knowledge, based solely on review of the forms furnished to us and written representations that no other reports were required during the fiscal year ended December 31, 2014, we believe that all Section 16(a) filing requirements applicable to the executive officers, directors and persons who beneficially own more than 10% of our common stock were complied with in 2014, with the exception of statements of changes in beneficial ownership filed on Form 4 on October 2, 2014, for each of Pamela J. Kirby, Ann F. Hanham and Jean-Yves Nothias.

EXECUTIVE COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

The following table provides information regarding the compensation of our principal executive officer, principal financial officer and our other highest paid executive officer during the fiscal years ended December 31, 2014 and December 31, 2013. We refer to these executive officers as our named executive officers.

Name and Principal Position	Year	Salary	Bonus	Option awards (1)		All other compensation		Total
Yves J. Ribeill, Ph.D.	2014	$337,556	$195,600	$798,432	(2)	$9,654	(5)	$1,341,242
President and Chief Executive Officer (7)	2013	250,146	—	—		11,904		262,050
Charles F. Osborne, Jr.	2014	272,127	59,999	237,771	(3)	9,172		579,069
Chief Financial Officer	2013	250,205	—	—		8,955		259,160
Carole Sable	2014	336,762	86,520	1,579,657	(4)	4,483		2,007,422
Chief Medical Officer (6)	2013	—	—	—		—		—

(1)	The amounts in this column reflect the aggregate grant date fair value of each option award granted during the fiscal year, as computed in accordance with FASB ASC Topic 718. The amounts in this column also reflect the aggregate incremental fair value of all option awards modified during the fiscal year, as computed in accordance with FASB ASC Topic 718. The term modifications, which were approved by our board of directors on June 18, 2014 and by our shareholders on September 11, 2014, were made to all option awards granted pursuant to the 2009 Plan and 1999 Plan. The modified terms, the valuation methodologies, and assumptions used in determining grant date fair value or incremental fair value, are described in Note 11 to our financial statements included in our annual report on Form 10-K as filed on March 30, 2015.
(2)	This amount represents the sum of (i) $702,789, the aggregate grant date fair value of an option award granted during the fiscal year and (ii) $95,643, the aggregate incremental fair value of all option awards modified during the fiscal year. The grant date fair value per share of the option award granted during the fiscal year was $3.76 and the weighted average incremental fair value per share of option awards modified during the fiscal year was $3.10. Includes an option granted June 18, 2014, with an exercise price equal to $9.64 per share, of which 2.08% of the shares subject to the option vest monthly for 48 months as measured from the date of grant, provided executive continues to provide continuous services to us.
(3)	This amount represents the sum of (i) $215,738, the aggregate grant date fair value of an option award granted during the fiscal year and (ii) $22,033, the aggregate incremental fair value of all option awards modified during the fiscal year. The grant date fair value per share of the option award granted during the fiscal year was $3.76 and the weighted average incremental fair value per share of option awards modified during the fiscal year was $2.77. Includes an option granted June 18, 2014, with an exercise price equal to $9.64 per share, of which 2.08% of the shares subject to the option vest monthly for 48 months as measured from the date of grant, provided executive continues to provide continuous services to us.
(4)	This amount represents the sum of (i) $1,422,640, the aggregate grant date fair value of all option awards granted during the fiscal year and (ii) $157,017, the aggregate incremental fair value of an option award modified during the fiscal year. The weighted average grant date fair value of the option awards granted during the fiscal year was $19.33 and the incremental fair value per share of the option award modified during the fiscal year was $3.37. Includes an option granted January 16, 2014, and an option granted June 18, 2014. Both option grants have an exercise price equal to $9.64 per share, of which 2.08% of the shares subject to the option vest monthly for 48 months as measured from the date of grant, provided executive continues to provide continuous services to us.
(5)	Includes tax preparation payments in the amount of $600, short term/long term disability premiums in the amount of $1,130 and life insurance premiums in the amount of $420. Also includes $7,504 contributed to his 401(k) plan account.

(6)	Dr. Sable terminated her employment with us effective February 20, 2015.
(7)	Dr. Ribeill resigned as our Chief Executive Officer effective April 1, 2015.

Our executive officers may receive discretionary annual cash bonuses based on a percentage of their respective annual salaries upon achievement of performance goals as established by our board of directors or compensation committee and agreed to by our executive officers which are more completely described below under the heading “Employment Agreements.”

Outstanding Equity Awards as of December 31, 2014

The following table provides information regarding outstanding equity awards held by our named executive officers as of December 31, 2014.

	Number of Securities Underlying Unexercised options			Option exercise Price	Option expiration Date
Name	Exercisable(1)	Unexercisable
Yves J. Ribeill, Ph.D.	7,352	—		$9.64	6/17/2024
	7,352	—		$9.64	6/17/2024
	931	—		$9.64	6/17/2024
	3,676	—		$9.64	6/17/2024
	2,941	—		$9.64	6/17/2024
	3,676	—		$9.64	6/17/2024
	2,941	—		$9.64	6/17/2024
	1,960	—		$9.64	6/17/2024
	27,278	159,774	(2)	$9.64	6/17/2024
Charles F. Osborne, Jr.	960			$9.64	6/17/2024
	934			$9.64	6/17/2024
	490			$9.64	6/17/2024
	1,225			$9.64	6/17/2024
	808			$9.64	6/17/2024
	1,225			$9.64	6/17/2024
	1,470			$9.64	6/17/2024
	833			$9.64	6/17/2024
	8,373	49,047	(2)	$9.64	6/17/2024
Carole Sable, M.D.	—	46,636	(3)	$9.64	6/17/2024
	3,933	23,037	(2)	$9.64	6/17/2024

(1)	The options listed are fully vested or are subject to an early exercise right and may be exercised in full prior to vesting of the shares underlying such options. Vesting of all options is subject to continued service on the applicable vesting date.
(2)	2.08% of the shares subject to the option vest monthly for 48 months as measured from the date of grant provided executive continues to provide continuous services to us.
(3)	25% of the shares subject to this option vested on January 16, 2015, and 6.25% of the shares subject to the option vest for each of the next 12 quarterly anniversaries thereafter, provided executive continues to provide continuous services to us. Dr. Sable terminated her employment with us effective February 20, 2015.

Change in Control Severance Benefits

We have entered into employment agreements with each of our named executive officers, as well as Dr. Taglietti, who became our Chief Executive Officer effective April 1, 2015, that contain severance provisions providing for continued payment of salary and provision of benefits for a specified period of time in connection with termination of employment under various circumstances, including involuntary termination by us or termination by the employee for good reason.

The actual amounts that would be paid or distributed to an eligible executive officer as a result of a termination of employment occurring in the future may be different than those presented below, as many factors will affect the amount of any payments and benefits upon a termination of employment. For example, some of the factors that could affect the amounts payable include the executive officer’s base salary and the market price of our common stock. Although we have entered into a written agreement to provide severance payments and benefits in connection with a termination of employment under particular circumstances, we may mutually agree with the executive officers to provide payments and benefits on terms that vary from those currently contemplated. In addition to the amounts presented below, each executive officer is eligible to receive any benefits accrued under our broad-based benefit plans, such as accrued vacation pay, in accordance with those plans and policies.

To receive any of the severance benefits under these agreements, the executive officer must execute a release of claims against us and comply with further cooperation, confidentiality and noncompetition provisions.

Severance Payments

In the event of a termination without “just cause” by us or an executive officer’s resignation for “good reason” at any time during the period that is within twelve months following a “change in control,” which termination we refer to as a Change in Control Termination, the executive officer is eligible to receive the following payments and benefits:

•	a cash amount equal to a portion (twelve months as was the case for Dr. Sable and is the case for Mr. Osborne, or 24 months in the case of Dr. Ribeill and Dr. Taglietti) of the executive officer’s then current base salary, which shall be paid over twelve months (as was the case for Dr. Sable and is the case for Mr. Osborne) or 24 months (in the case of Dr. Ribeill and Dr. Taglietti, provided Dr. Taglietti may elect to be paid a lump sum) commencing with the first payroll period following the termination date; and

•	payment of the same percentage of the COBRA premiums for continued medical, dental, and vision group health coverage as we paid prior to the executive officers termination, until the earlier of (a) twelve months (as was the case or Dr. Sable and is the case for Mr. Osborne) or 24 months (in the case of Dr. Ribeill and Dr. Taglietti) after termination of employment, (b) such time as the executive officer becomes enrolled in the group health insurance plan of another employer or (c) the executive officer becomes entitled to Medicare after the COBRA election.

In the event of a termination without “just cause” by us or an executive officer’s resignation for “good reason” at any time other than during the twelve month period following a “change in control,” which we refer to as a Covered Termination, the executive officer is eligible to receive the following payments and benefits:

•	a cash amount equal to a portion (six months as was the case for Dr. Sable and is the case for Mr. Osborne or twelve months in the case of Dr. Ribeill and Dr. Taglietti) of the executive officer’s then current base salary, which shall be paid over six months (as was the case or Dr. Sable and is the case for Mr. Osborne) or twelve months (in the case of Dr. Ribeill and Dr. Taglietti, provided Dr. Taglietti may elect to be paid a lump sum) commencing with the first payroll period following the termination date; and

•	payment of the same percentage of the COBRA premiums for continued medical, dental, and vision group health coverage as we paid prior to the executive officers termination, until the earlier of (a) six months (as was the case or Dr. Sable and is the case for Mr. Osborne) or twelve months (in the case of Dr. Ribeill and Dr. Taglietti) after termination of employment, (b) such time as the executive officer becomes enrolled in the group health insurance plan of another employer or (c) the executive officer becomes entitled to Medicare after the COBRA election.

Treatment of Equity Awards

In the event of a Change in Control Termination, the vesting and exercisability of all outstanding options to purchase our common stock held by an eligible executive officer will be accelerated in full, and any repurchase rights held by us respect to our common stock issued or issuable pursuant to any other stock award granted to such executive officer will lapse.

In the event of a Covered Termination, the vesting and exercisability of all outstanding options to purchase our common stock held by an eligible executive officer will be accelerated, and any repurchase rights held by us with respect to our common stock issued or issuable pursuant to any other stock award granted to such executive officer will lapse, with respect to the same number of shares if the executive officer had continued employment for an additional six months (as was the case for Dr. Sable and is the case for Mr. Osborne) or twelve months (in the case of Dr. Ribeill and Dr. Taglietti).

Parachute Payments

If any payment or benefit received by Dr. Ribeill, Mr. Osborne, Dr. Taglietti, or Dr. Sable while she was employed with us, under his or her employment agreement or otherwise would constitute a “parachute payment” within the meaning of Section 280G of the Internal Revenue Code and the payments would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, then the payments will either be (1) provided to the executive officer in full or (2) reduced to such lesser amount that would result in no portion of such payments being subject to the excise tax, whichever amount after taking into account all applicable taxes, including the excise tax, would result in the executive officer’s receipt, on an after-tax basis, of the greatest amount of such payments.

For purposes of these agreements, the term “change in control” generally means the occurrence of any of the following: (a) our company being party to any merger, consolidation or other similar transaction that results in our stockholders immediately before the merger, consolidation or other similar transaction owning less than 50% of the equity, or possessing less than 50% of the voting control, of us or the successor entity in the merger, consolidation or similar transaction; (b) any liquidation, dissolution or other sale or disposition of all or substantially all of our assets; or (c) our stockholders sell or otherwise dispose of our capital stock in a single transaction or series of related transactions such that the stockholders immediately before such transaction or related transactions own less than 50% of the equity, and possess less than the voting power, of our capital stock; provided, however, that an initial public offering or subsequent public offering of our common stock does not constitute a “change in control.”

For purposes of these agreements, the term “just cause” generally means any of the following: (a) the executive officer’s willful and material breach of his or her employment agreement and the executive officer’s continued failure to cure such breach to the reasonable satisfaction of our board of directors within thirty days following written notice of such breach from our board of directors; (b) the executive officer’s conviction of, or entry of a plea of guilty or nolo contendere to a felony or a misdemeanor involving moral turpitude; (c) the executive officer’s willful commission of an act of fraud, breach of trust or dishonesty, including without limitation embezzlement or an act that results in material damage or harm to our business, financial condition or assets; (d) the executive officer’s intentional damage or destruction of substantial property of SCYNEXIS; or (e) the executive officer’s breach of the terms of his or her confidentiality agreement with us.

For purposes of these agreements, the term “good reason” generally means any of the following without the executive officer’s express written consent: (a) assignment to, or withdrawal from, the executive officer of any duties or responsibilities that results in a material diminution in the executive officer’s authority, duties or responsibilities as in effect immediately prior to such change; (b) a material diminution in the authority, duties or responsibilities of the supervisor to whom the executive officer is required to report, including (if applicable) a requirement that the executive officer report to a corporate officer or employee instead of reporting directly to our board of directors; (c) a material reduction by us of the executive officer’s annual base salary; (d) a relocation of the executive officer or our principal executive offices if the executive officer’s principal office is at such offices, to a location more than 60 miles from the location at which the executive officer is then performing his or her duties; or (e) a material breach by us of any provision of the executive officer’s employment agreement or any other enforceable written agreement between us and the executive officer.

Before an executive officer may terminate employment for “good reason,” the executive officer must notify us in writing within 90 days following the occurrence of the event constituting good reason, we must fail to remedy or cure the alleged “good reason” within 30 days following receipt of such written notice and the executive officer must then terminate employment within 12 months following the expiration of the time period.

Employment Agreements

We have entered into agreements with each of the named executive officers in connection with his or her employment with us. These agreements generally provide for “at will” employment and set forth the terms and conditions of employment of each named executive officer, including base salary, target annual bonus opportunity, standard employee benefit plan participation, initial stock option grant and vesting provisions with respect to the initial stock option grant. These employment agreements were each subject to execution of our standard confidential information and invention assignment agreement.

Employment agreement with Dr. Ribeill. We entered into an employment agreement with Dr. Ribeill in December 2001 setting forth the terms of Dr. Ribeill’s employment. Pursuant to the agreement, Dr. Ribeill was initially paid a salary of $125,000 and was eligible to receive a performance bonus based on a target amount of 30% of his base salary and certain stock options under our 2009 Plan. We entered into an amended and restated employment agreement with Dr. Ribeill in December 2012, which replaced and superseded his prior employment agreement, effective in December 2012. Pursuant to this agreement, Dr. Ribeill receives an annual salary, which is currently $400,000, as such may be amended by our board of directors from time to time, and is eligible to receive a performance bonus based on a target amount of 50% of his base salary, as determined by our board of directors based upon the achievement of performance objectives mutually agreed upon by Dr. Ribeill and our board of directors.

Employment agreement with Mr. Osborne. We entered into an employment agreement with Mr. Osborne in November 2003 setting forth the terms of Mr. Osborne’s employment. Pursuant to the agreement, Mr. Osborne was initially paid an annual salary of $220,000 and was eligible to receive a performance bonus based on a target amount of 30% of his base salary and certain stock options under our 2009 Plan. We entered into an amended and restated employment agreement with Mr. Osborne in December 2012, which replaced and superseded his prior employment agreement, effective in December 2012. Pursuant to this agreement, Mr. Osborne receives an annual salary, which is currently $287,818, as such may be amended by our board of directors from time to time, and is eligible to receive a performance bonus based on a target amount of 30% of his base salary, as determined by our board of directors based upon the achievement of performance objectives mutually agreed upon by Mr. Osborne and our board of directors.

Employment agreement with Dr. Sable. We entered into an employment agreement with Dr. Sable in January, 2014 setting forth the terms of Dr. Sable’s employment. Pursuant to the agreement, Dr. Sable received an annual salary of $350,000 and was eligible to receive a performance bonus based on a target amount of 40% of her base salary, as determined by our board of directors based upon the achievement of performance objectives mutually agreed upon by Dr. Sable and our board of directors. Dr. Sable terminated her services with Company effective as of February 20, 2015.

Employment agreement with Dr. Taglietti. We entered into an employment agreement with Dr. Taglietti on February 5, 2015, effective as of April 1, 2015 setting forth the terms of Dr. Taglietti’s employment as our Chief Executive Officer. Pursuant to the agreement, Dr. Taglietti will be entitled to receive an annual salary of $480,000 and will be eligible to receive a performance bonus based on a target amount of 50% of his base salary, as determined by our board of directors based upon the achievement of performance objectives mutually agreed upon by Dr. Taglietti and our board of directors. Dr. Taglietti commenced services as our Chief Executive Officer effective April 1, 2015.

Dr. Ribeill, Mr. Osborne, Dr. Sable, and Dr. Taglietti are, or were, entitled to certain severance payments and benefits under their respective employment agreements, the terms of which are described above.

Equity Incentive Plans

2014 Equity Incentive Plan

Our 2014 Equity Incentive Plan is more completely described above under the section titled “Proposal 3— Approval of SCYNEXIS, Inc. 2014 Equity Incentive Plan, as amended.”

2009 Stock Option Plan

Our board of directors adopted the 2009 Stock Option Plan, or the 2009 Plan, on October 22, 2009. Our 2009 Plan provides for the grant of incentive stock options to our employees, and for the grant of nonstatutory stock options to our employees, directors and consultants. No additional options or stock awards will be issued under our 2009 Plan following the date on which our 2014 Plan became effective. However, any outstanding options granted under the 2009 Plan remain outstanding, subject to the terms of our 2009 Plan, and the applicable stock option agreements, until such outstanding options are exercised or until they terminate or expire by their terms. Our board of directors or a duly authorized committee of our board of directors administers our 2009 Plan. Each option issued and outstanding under the 2009 Plan is evidenced by an option award agreement and was granted with an exercise price at least equal to 100% of the fair market value of our common stock on the date the option was granted (or at least 110% of the fair market value if the option is an incentive stock option granted to a participant who owned more than 10% of the total combined voting power of all classes of our outstanding stock, or a ten percent stockholder). As of March 1, 2015, stock awards exercisable for 60,366 shares of our common stock were outstanding.

1999 Stock Option Plan

Our board of directors adopted the Stock Option Plan, or the 1999 Plan, on November 4, 1999. The 1999 Plan was last amended by our board of directors on June 18, 2014 and approved by our stockholders on September 11, 2014, the purpose of which was to effectuate certain amendments to options previously granted to our employees, officers, directors and consultants under our 1999 Plan (a) to reduce the exercise price per share of each outstanding option to $9.64 per share, (b) to extend the term of each outstanding option until June 17, 2024, and (c) to provide that the holders of such options may exercise the vested portion of such options for the remaining term of the options in the event the holder terminates services with us (other than for cause). Our 1999 Plan provides for the grant of incentive stock options to our employees, and for the grant of nonstatutory stock options to our employees, directors and consultants. Our 1999 Plan expired by its terms in November 2009, and we have not granted any options under our 1999 Plan since such date. However, outstanding options granted under the 1999 Plan remain subject to the terms of our 1999 Plan until such options are exercised or until they terminate or expire by their terms. As of March 1, 2015, stock awards exercisable for 72,965 shares of our common stock were outstanding.

2014 Employee Stock Purchase Plan

Our board of directors adopted the 2014 Employee Stock Purchase Plan, or ESPP, on February 11, 2014, and our stockholders approved the ESPP on February 26, 2014. The purpose of the ESPP is to secure the services of new employees, to retain the services of existing employees and to provide incentives for such individuals to exert maximum efforts toward our success and that of our affiliates. The ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code. The ESPP

authorizes the issuance of 47,794 shares of our common stock pursuant to purchase rights granted to our employees or to employees of any of our designated affiliates. The number of shares of our common stock reserved for issuance will automatically increase on January 1 of each calendar year, through January 1, 2024, by the lesser of (1) 0.8% of the total number of shares of our common stock outstanding on December 31 of the preceding calendar year, and (2) 29,411 shares; provided, that prior to the date of any such increase, our board of directors may determine that such increase will be less than the amount set forth in clauses (1) and (2). On January 1, 2015 the available shares reserve under the ESPP was increased by an aggregate of 29,411 shares by operation of the preceding sentence. As of March 1, 2015, 10,048 shares of our common stock have been purchased under the ESPP.

2015 Inducement Plan

Our board of directors adopted the 2015 Inducement Plan, or the 2015 Plan, on March 26, 2015. The 2015 Plan provides for the grant of nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, and other forms of equity compensation (collectively, stock awards), all of which may be granted to persons not previously employees or directors of SCYNEXIS, or following a bona fide period of non-employment, as an inducement material to the individuals’ entering into employment with the Company within the meaning of NASDAQ Listing Rule 5635(c)(4). The 2015 Plan has a share reserve covering 450,000 shares of our common stock. If a stock award granted under the 2015 Plan expires or otherwise terminates without all of the shares covered by the stock award having been issued, or is settled in cash, or shares are withheld to satisfy tax withholding obligations, then the shares of our common stock not acquired or withheld pursuant to the stock award again will become available for subsequent issuance under the 2015 Plan.

401(k) Plan

We maintain a tax-qualified retirement plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to defer eligible compensation subject to applicable annual Internal Revenue Code limits. We have the ability to make discretionary contributions to the 401(k) plan and currently provide a $0.50 match for every dollar our employees elect to defer up to 6% of their eligible compensation. Employees’ pre-tax contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. Employees are immediately and fully vested in their contributions, and matching contributions made by us vest in four equal annual installments over a period of four years. The 401(k) plan is intended to be qualified under Section 401(a) of the Internal Revenue Code with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Internal Revenue Code. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan.

DIRECTOR COMPENSATION

The following table sets forth information regarding compensation earned by our non-employee directors during the fiscal year ended December 31, 2014.

Name	Fees Earned or Paid in Cash	Option Award(s) (1)		Total
Pamela J. Kirby, Ph.D.	$—	$92,573	(4)	$92,573
Laurent Arthaud	27,666	27,544	(5)	55,210
Mounia Chaoui, Ph.D. (2)	20,000	17,121	(6)	37,121
Steven C. Gilman, Ph.D. (3)	—	—		—
Ann F. Hanham, Ph.D.	—	39,921	(7)	39,921
Patrick J. Langlois, Ph.D.	30,000	41,536	(8)	71,536
Guy Macdonald	11,250	46,255	(9)	57,505
Jean-Yves Nothias, Ph.D.	—	35,471	(10)	35,471
Edward E. Penhoet, Ph.D.	27,000	17,121	(11)	44,121
Marco Taglietti, M.D. (12)	—	55,068	(13)	55,068

(1)	The amounts in this column reflect the aggregate grant date fair value of each option award granted during the fiscal year, as computed in accordance with FASB ASC Topic 718. Additionally, for certain directors indicated in the following footnotes, the amounts in this column also reflect the aggregate incremental fair value of all option awards modified during the fiscal year, as computed in accordance with FASB ASC Topic 718. The valuation methodologies and assumptions used in determining such amounts are described in Note 11 to our financial statements included in our annual report on Form 10-K as filed on March 30, 2015. The table below lists the aggregate number of shares and additional information with respect to the outstanding option awards held by each of our non-employee directors as of December 31, 2014.
(2)	Dr. Chaoui resigned from the board of directors effective November 27, 2014.
(3)	Dr. Gilman was appointed to our board of directors effective February 25, 2015.
(4)	This amount represents the sum of (i) $50,701, the grant date fair value of all option awards granted during the fiscal year and (ii) $41,870, the aggregate incremental fair value of all option awards modified during the fiscal year. The weighted average grant date fair value per share of option awards granted during the fiscal year was $4.63 and the weighted average incremental fair value per share of option awards modified during the fiscal year was $2.77. Includes the aggregate grant date fair value of $25,020 for options, exercisable for an aggregate of 5,724 shares of our common stock issued in lieu of cash payments made on June 11, 2014, July 1, 2014, and October 1, 2014 pursuant to our non-employee director compensation policy as more completely described below.
(5)	This amount represents the sum of (i) $17,121, the grant date fair value of an option award granted during the fiscal year and (ii) $10,423, the aggregate incremental fair value of all option awards modified during the fiscal year. The grant date fair value per share of the option award granted during the fiscal year was $4.92 and the weighted average incremental fair value per share of option awards modified during the fiscal year was $2.36.
(6)	This amount represents the grant date fair value of an option award granted during the fiscal year pursuant to our non-employee director compensation policy as more completely described below. The grant date fair value per share of the option award granted during the fiscal year was $4.92.
(7)	This amount represents the grant date fair value of all option awards granted during the fiscal year. The weighted average grant date fair value per share of option awards granted during the fiscal year was $4.59. Includes the aggregate grant date fair value of $22,800 for options, exercisable for an aggregate of 5,216 shares of our common stock issued in lieu of cash payments made on June 11, 2014, July 1, 2014, and October 1, 2014 pursuant to our non-employee director compensation policy as more completely described below.
(8)

This amount represents the sum of (i) $17,121, the grant date fair value of all option awards granted during the fiscal year pursuant to our non-employee director compensation policy as more completely described below and (ii) $24,415, the aggregate incremental fair value of all option awards modified during the fiscal year. The grant date fair value per share of the option award granted during the fiscal year was $4.92 and the weighted average incremental fair value per share of option awards modified during the fiscal year was $2.43.
(9)	This amount represents the grant date fair value of an option award granted during the fiscal year pursuant to our non-employee director compensation policy as more completely described below. The grant date fair value per share of the option award granted during the fiscal year was $5.91.
(10)	This amount represents the grant date fair value of all option awards granted during the fiscal year pursuant to our non-employee director compensation policy as more completely described below. The weighted average grant date fair value per share of option awards granted during the fiscal year was $4.62. Includes the aggregate grant date fair value of $18,350 for options, exercisable for an aggregate of 4,198 shares of our common stock issued in lieu of cash payments made on June 11, 2014, July 1, 2014, and October 1, 2014 pursuant to our non-employee director compensation policy as more completely described below.
(11)	This amount represents the grant date fair value of an option award granted during the fiscal year pursuant to our non-employee director compensation policy as more completely described below. The grant date fair value per share of the option award granted during the fiscal year was $4.92.
(12)	Dr. Taglietti was appointed our Chief Executive Officer effective April 1, 2015.
(13)	This amount represents the grant date fair value of all option awards granted during the fiscal year. The weighted average grant date fair value per share of option awards granted during the fiscal year was $5.88. Includes the aggregate grant date fair value of $8,812 for options, exercisable for an aggregate of 1,530 shares of our common stock issued in lieu of cash payments made on December 2, 2014 pursuant to our non-employee director compensation policy as more completely described below.

The following table sets forth information regarding the number of shares of our common stock subject to outstanding options held by our non-employee directors as of December 31, 2014.

Name	Number of shares subject to outstanding options as of December 31, 2014
Pamela J. Kirby, Ph.D.	26,037
Laurent Arthaud	7,890
Mounia Chaoui, Ph.D. (1)	3,480
Steven C. Gilman, Ph.D. (2)	—
Ann F. Hanham, Ph.D.	8,696
Patrick J. Langlois, Ph.D.	13,525
Guy Macdonald	7,830
Jean-Yves Nothias, Ph.D.	7,678
Edward E. Penhoet, Ph.D.	3,480
Marco Taglietti, M.D.	9,360

(1)	Dr. Chaoui resigned from the board of directors effective November 27, 2014.
(2)	Dr. Gilman was appointed to our board of directors effective February 25, 2015.

Our non-employee directors are compensated in accordance with the following policy:

Each non-employee director receives an annual base cash retainer of $35,000 for such service, to be paid quarterly. In addition, the chairman of the Board receives an additional annual base cash retainer of $10,000, to be paid quarterly. If a new non-employee director joins the Board after May 2, 2014, the new director will receive an annual base cash retainer of $40,000 for such service, to be paid quarterly. In addition, if the new director is appointed as chairman of the Board after May 2, 2014, the new director receives an additional annual base cash retainer of $20,000, to be paid quarterly.

In addition, each member of a committee receives compensation for service on a committee as follows:

a.	The chairperson of the audit committee receives an annual cash retainer of $15,000 for this service, paid quarterly, and each of the other members of the audit committee receives an annual cash retainer of $7,000, paid quarterly.

b.	The chairperson of the compensation committee receives an annual cash retainer of $10,000 for this service, paid quarterly, and each of the other members of the compensation committee receive an annual cash retainer of $5,000, paid quarterly.

c.	The chairperson of the nominating and corporate governance committee receive an annual cash retainer of $7,000 for this service, paid quarterly, and each of the other members of the nominating and corporate governance committee receive an annual cash retainer of $3,500, paid quarterly.

Each year on the date of the SCYNEXIS annual meeting of stockholders, each non-employee director will automatically be granted an option to purchase 3,480 shares of common stock, and the chairman will be granted an additional option to purchase 1,740 shares of common stock. If a new board member joins the Board after May 2, 2014, the director will be granted an initial option to purchase 7,830 shares of common stock, and if a new chairman joins the Board after May 2, 2014, the chairman will be granted an additional initial option to purchase 3,480 shares of common stock. Annual option grants and initial option grants to new board members will have an exercise price per share equal to the fair market value of a share of common stock on the date of grant and will vest in full on the earlier of the next annual meeting of stockholders to occur in the year following the date of grant and the one year anniversary of the date of grant; provided, that the non-employee director is providing continuous services on the applicable vesting date.

In addition, each non-employee director may elect to receive nonstatutory stock options in lieu of all or a portion of the cash compensation to which the non-employee director would otherwise be entitled to, as described above. Each non-employee director shall make their election prior to the period in which the compensation is to be earned. For each non-employee director electing to receive a nonstatutory stock option in lieu of such cash compensation, the date on which the nonstatutory stock options will be granted will be the date on which the cash compensation would otherwise have been paid, which is generally the first business day of each fiscal quarterly period, and the number of shares underlying such stock option will be determined by (i) dividing the cash compensation that the non-employee director elects to forgo in exchange for such nonstatutory stock options by 0.65, and (ii) dividing the result by the fair market value of a share of common stock on the date of grant. Each nonstatutory stock option granted in lieu of cash compensation pursuant to a non-employee director’s election will be 100% vested on the date of grant. After a non-employee director has elected to receive nonstatutory stock options in lieu of cash compensation, the option grants made to that non-employee director are awarded automatically pursuant to the previously described policy and no further action is required by the our Board.

TRANSACTIONS WITH RELATED PERSONS

RELATED-PERSON TRANSACTIONS POLICY AND PROCEDURES

In February 2014, our board of directors adopted a policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock and any members of the immediate family of any of the foregoing persons are not permitted to enter into a related person transaction with us without the prior consent of our audit committee. Any request for us to enter into a transaction with an executive officer, director, nominee for election as a director, beneficial owner of more than 5% of any class of our common stock or any member of the immediate family of any of the foregoing persons in which the amount involved exceeds $120,000 and such person would have a direct or indirect interest must first be presented to our audit committee for review, consideration and approval. In approving or rejecting any such proposal, our audit committee is to consider the material facts of the transaction, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction. While we did not have a formal review and approval policy for related party transactions until February 2014, all of the transactions described below were entered into after presentation, consideration and approval by, or were ratified by, our board of directors or a committee of our board of directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than compensation arrangements for our directors and named executive officers as described elsewhere in this proxy statement, since January 1, 2013, the following are the transactions to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed $120,000; and

•	any of our directors, executive officers, holders of more than 5% of our capital stock, or any affiliate of our directors, executive officers and holders of more than 5% of our capital stock, had or will have a direct or indirect material interest.

Initial Public Offering

In May 2014, in connection with the consummation of our initial public offering, which we refer to as our IPO, we sold 217,163 shares of our common stock to 5 of our existing investors pursuant to the exercise of warrants previously issued in prior financings, for aggregate proceeds to us of $43,433.

Purchasers (1)	Warrant Shares	Aggregate Purchase Price
Alta BioPharma Partners II, LP(2)	91,558	$18,312
Alta Embarcadero BioPharma Partners II, LLC(2)	3,382	676
F.C.P.R. Genavent	14,005	2,801
FCPR Biotechnology Fund(3)	36,503	7,301
Ventech Capital II(4)	71,715	14,343

(1)	See “Security Ownership Of Certain Beneficial Owners And Management” for more information about these directors, executive officers, holders of more than 5% of our capital stock, and their affiliates.
(2)	Entities affiliated with Alta BioPharma Partners II, LP (“ABP II”) and Alta Embarcadero BioPharma Partners II, LLC (“AEBP II”) are holders of more than 5% of our capital stock. Dr. Penhoet, a member of our board of directors, is a director of Alta BioPharma Management II, LLC, the general partner of ABP II and manager of AEBP II.
(3)	FCPR Biotechnology Fund was a holder of more than 5% of our capital stock. Dr. Nothias, a member of our board of directors, is a member of the investment board of FCPR Biotechnology Fund.
(4)	Ventech Capital II was a holder of more than 5% of our capital stock. Dr. Chaoui was a member of our board of directors and was a venture partner of Ventech Capital II.

Series D-2 Preferred Stock Financing

In December 2013, we sold 1,785,712 shares of our Series D-2 preferred stock and warrants exercisable for 87,532 shares of our common stock, after giving prior to giving effect to our reverse stock splits, which we refer to as our “reverse splits”, as describe in Note 1 to our financial statements included in our annual report on Form 10-K, as filed March 30, 2015, to five of our existing investors for aggregate proceeds of $2.5 million, which we refer to as our 2013 financing.

Purchasers(1)	Shares Purchased	Warrant Shares	Aggregate Purchase Price
Alta BioPharma Partners II, LP(2)	1,205,648	59,100	$1,687,907
Alta Embarcadero BioPharma Partners II, LLC(2)	44,352	2,174	62,093
F.C.P.R. Genavent	71,428	3,501	99,999
FCPR Biotechnology Fund(3)	107,142	5,251	149,999
Ventech Capital II(4)	357,142	17,506	499,999

(1)	See “Security Ownership Of Certain Beneficial Owners And Management” for more information about certain of these holders of more than 5% of our capital stock, and their affiliates.
(2)	Entities affiliated with Alta BioPharma Partners II, LP (“ABP II”) and Alta Embarcadero BioPharma Partners II, LLC (“AEBP II”) are holders of more than 5% of our capital stock. Dr. Penhoet, a member of our board of directors, is a director of Alta BioPharma Management II, LLC, the general partner of ABP II and manager of AEBP II.
(3)	FCPR Biotechnology Fund was a holder of more than 5% of our capital stock. Dr. Nothias, a member of our board of directors, is a member of the investment board of FCPR Biotechnology Fund.
(4)	Ventech Capital II was a holder of more than 5% of our capital stock. Dr. Chaoui was a member of our board of directors and was a venture partner of Ventech Capital II.

In January 2014, in connection with our 2013 financing, we sold 379,284 shares of our Series D-2 Preferred Stock (on a pre-reverse split basis), and warrants exercisable for 18,591 shares of our common stock to two members of our board of directors and our chief executive officer, as follows:

Purchasers (1)	Shares Purchased	Warrant Shares	Aggregate Purchase Price
Pamela Kirby, Ph.D.	260,000	12,745	$364,000
DFC Langlois(2)	107,142	5,251	$149,999
Yves J. Ribeill, Ph.D.	12,142	595	$16,999

(1)	See “Security Ownership Of Certain Beneficial Owners And Management” for more information about these directors and executive officers.
(2)	Patrick J. Langlois, Ph.D. is a member of our board of directors and is the general partner of DFC Langlois.

In December 2013, we issued 6,054,255 shares of Series D-1 preferred stock and 3,956,985 shares of Series D-2 preferred stock, on a pre-reverse split basis, in connection with the conversion of all outstanding principal and interest on the convertible promissory notes previously issued in 2011 which we refer to as our 2011 Bridge Financing, and under our 2013 Bridge Financing (described below). In addition, pursuant to the terms of our 2011 Bridge Financing and 2013 Bridge Financing, we issued warrants exercisable for 80,120 shares and 88,987 shares of our common stock, respectively, with an exercise price of $0.20 per share. The following table sets forth the aggregate number of shares our Series D-1 preferred stock, Series D-2 preferred stock and warrants exercisable for shares of our common stock issued to our directors, executive officers, holders of more than 5% of our capital stock, and their affiliates in connection with the conversion of all outstanding principal and interest on the convertible promissory notes issued in our 2011 Bridge Financing and our 2013 Bridge Financing, as follows:

Purchasers(1)	Series D-1 Shares	Series D-2 Shares	Warrant Shares
Alta BioPharma Partners II, LP(2)	1,024,876	211,667	32,456
Alta Embarcadero BioPharma Partners II, LLC(2)	37,702	9,563	1,207
Burrill Biotechnology Capital Fund(3)	885,481	94,712	8,402
F.C.P.R. Genavent	955,215	270,028	10,502
FCPR Biotechnology Fund(4)	863,672	516,738	31,249
Ventech Capital II(5)	809,584	2,653,665	54,208
S.R. One, Limited	762,944	185,570	24,609

(1)	See “Security Ownership Of Certain Beneficial Owners And Management” for more information about certain of these holders of more than 5% of our capital stock, and their affiliates.
(2)	Entities affiliated with Alta BioPharma Partners II, LP (“ABP II”) and Alta Embarcadero BioPharma Partners II, LLC (“AEBP II”) are holders of more than 5% of our capital stock. Dr. Penhoet, a member of our board of directors, is a director of Alta BioPharma Management II, LLC, the general partner of ABPII and manager of AEBP II.
(3)	Burrill Biotechnology Capital Fund, L.P. was a holder of more than 5% of our capital stock. Dr. Hanham, a member of our board of directors, is a former Managing Director and General Partner with Burrill & Company, an affiliate of Burrill Biotechnology Capital Fund, L.P.
(4)	FCPR Biotechnology Fund was a holder of more than 5% of our capital stock. Dr. Nothias, a member of our board of directors, is a member of the investment board of FCPR Biotechnology Fund.
(5)	Ventech Capital II was a holder of more than 5% of our capital stock. Dr. Chaoui was a member of our board of directors and was a venture partner of Ventech Capital II.

In June 2013, we issued and sold an aggregate principal amount of $0.9 million of convertible promissory notes to six investors, which we refer to as our 2013 Bridge Financing. The following table sets forth the aggregate principal amount of such convertible promissory notes and warrants, on a pre-reverse split basis, issued on December 11, 2013, pursuant to the 2013 Bridge Financing and exercisable for shares of our common stock issued to our directors, executive officers, holders of more than 5% of our capital stock, and their affiliates:

Purchaser(1)	Principal Amount of Notes	Warrant Shares
Alta BioPharma Partners II, LP(2)	$235,949	23,354
Alta Embarcadero BioPharma Partners II, LLC(2)	8,680	859
FCPR Biotechnology Fund(3)	209,609	20,747
Ventech Capital II(4)	264,676	26,198
S.R. One, Limited	177,889	17,607

(1)	See “Security Ownership Of Certain Beneficial Owners And Management” for more information about certain of these holders of more than 5% of our capital stock, and their affiliates.

(2)	Entities affiliated with Alta BioPharma Partners II, LP (“ABP II”) and Alta Embarcadero BioPharma Partners II, LLC (“AEBP II”) are holders of more than 5% of our capital stock. Dr. Penhoet, a member of our board of directors, is a director of Alta BioPharma Management II, LLC, the general partner of ABP II and manager of AEBP II.
(3)	FCPR Biotechnology Fund is a holder of more than 5% of our capital stock. Dr. Nothias, a member of our board of directors, is a member of the investment board of FCPR Biotechnology Fund.
(4)	Ventech Capital II was a holder of more than 5% of our capital stock. Dr. Chaoui was a member of our board of directors and was a venture partner of Ventech Capital II.

Loan Guarantee and Related Matters with Sanofi and Merial

Sanofi is the parent corporation of Merial, and a holder of more than 5% of our capital stock. In connection with our 2010 Credit Agreement with HSBC Bank USA, National Association, in April 2010, which we refer to as our 2010 Credit Agreement, we entered into a Stand Alone First Demand Guarantee, which we refer to as the Sanofi Guarantee, and a Reimbursement and General Security Agreement, which we refer to as the Sanofi Reimbursement Agreement, with Sanofi, both of which were amended in March 2013, which we refer to as our 2013 Credit Facility.

On March 17, 2014, we entered into an amendment to the Sanofi Reimbursement Agreement pursuant to which we agreed to the following: (1) to use $7.5 million of the proceeds raised in connection with our IPO to repay a portion of our outstanding loan with HSBC Bank USA, National Association, no later than June 30, 2014, (2) to amend our loan agreement with HSBC Bank USA, National Association to reduce the aggregate amount we may borrow under our credit facility to $7.5 million, no later than June 30, 2014, and (3) to repay all amounts owned to HSBC Bank USA, National Association under our 2013 Credit Facility no later than December 31, 2014.

On April 29, 2014, we entered into another addendum to the Sanofi Reimbursement Agreement. Under this addendum and conditioned upon the closing of our IPO and Sanofi’s investment of $15.0 million in the IPO, the parties agreed to terminate our obligations made under the addendum dated March 17, 2014 and we agreed that to the extent Sanofi invests up to $15.0 million in our IPO the amount to be invested by Sanofi will be used to pay down the outstanding balance under our 2013 Credit Facility. Upon the consummation of our IPO in May 2014, we repaid the full amount owed under the 2013 Credit Facility with HSBC Bank USA, National Association in May, 2014.

In March 2013, we entered into a Board Observation Rights Agreement with Sanofi and Merial which provides Sanofi and Merial with the right to designate one observer to attend meetings of our board of directors. This agreement was terminated in March 2014.

Research Services Agreement with Merial

We entered into a Research Services Agreement with Merial effective in January 2012, under which we perform research services for Merial, including the synthesis, purification, and characterization of individual or libraries of compounds, phenotypic screening of compounds, and further testing and optimizing of compounds for the use of commercializing animal health products. In 2013 and 2014, we received $7.3 million and $7.3 million, respectively, from Merial under this agreement. This agreement expired on December 31, 2014. On December 31, 2014, we entered into a multi-year Research Services Agreement with Merial, effective December 24, 2014, under which we will continue to provide Merial with contract research and screening services in the field of animal health on a fee-for-service basis. See our annual report on Form 10-K as filed March 30, 2015 under the section “Business-Collaborations and Licensing Agreements” for more information.

Engagement Letters with Burrill Securities

In March 2013, we entered into an engagement letter with Burrill Securities, an affiliate of Burrill Biotechnology Capital Fund, L.P., a prior holder of more than 5% of our capital stock, and an entity with which one of our directors, Dr. Hanham, was affiliated at the time. Pursuant to the letter, we engaged Burrill Securities to assist us with the identification of certain strategic alternatives. Under the letter, we would have owed Burrill Securities a success fee of $1.0 million upon the closing of specified strategic transactions during the term of the letter or within twelve months after the end of the term of the letter. The term of the letter expired on September 6, 2013.

In May 2013, we entered into an engagement letter with Burrill Securities. Pursuant to the letter, we engaged Burrill Securities to assist us with the identification of certain strategic alternatives. Under the letter, we would have owed Burrill Securities a success fee of 5% of the transaction value of any strategic transaction or financing transaction resulting from the engagement and closed during the term of the letter or within twelve months after the end of the term of the letter. The term of the letter expired on November 17, 2013. In December 2013, we entered into an amendment to the engagement letter that provided that notwithstanding anything to the contrary in the engagement letter, in the event we consummated a public offering of our common stock prior to November 17, 2014, we would pay Burrill Securities a success fee of $500,000 as payment in full for all our obligations under the engagement letter. In May 2014, we paid the $500,000 success fee to Burrill Securities pursuant to the engagement letter, as amended.

Participation in Initial Public Offering

The following holders, who held more than 5% of our capital stock at the time of our IPO, purchased shares of our common stock in our IPO at the public offering price in varying amounts: Alta BioPharma Partners II, LP and its affiliate, which are affiliated with Edward E. Penhoet, Ph.D., a director of SCYNEXIS; S.R. One, Limited; FCPR Biotechnology Fund, which is affiliated with Jean-Yves Nothias, Ph.D., a director of SCYNEXIS; Ventech Capital and its affiliates, which were affiliated with Mounia Chaoui, Ph.D., a director of SCYNEXIS at the time of the IPO; and F.C.P.R. Genavent. The aggregate amount that these entities purchased in the IPO was approximately $13.4 million of shares of our common stock, and the aggregate size of the IPO was $62.0 million. In addition, Sanofi, the parent company of Merial, a holder of more than 5% of our capital stock, purchased $15.0 million of shares of our common stock in connection with our IPO.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials and Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or set of Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders, allows us to save money by reducing the number of documents we must print and mail and helps protect the environment as well.

Householding is available to both registered stockholders (i.e., those stockholders with certificates registered in their name) and street name holders (i.e., those stockholders who hold their shares through a brokerage).

If you are a registered stockholder and have consented to our mailing of proxy materials and other stockholder information only to one account in your household, as identified by you, we will deliver or mail a single copy of our Notice of Internet Availability of Proxy Materials or set of Annual Meeting materials, as applicable, for all registered stockholders residing at the same address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding,” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a Notice of Internet Availability of Proxy Materials or set of Annual Meeting materials, as applicable, please notify your broker or direct your written request to our Corporate Secretary at SCYNEXIS, Inc., 3501-C Tricenter Boulevard, Durham, North Carolina, 27713, or contact James Clarke, Interim General Counsel, at (919) 544-8600. A separate copy of a Notice of Internet Availability of Proxy Materials or set of Annual Meeting materials will then promptly be delivered to you. Stockholders who currently receive multiple copies of the Notice of Internet Availability of Proxy Materials or set of Annual Meeting materials, as applicable, at their address and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/ Charles F. Osborne, Jr.
Charles F. Osborne, Jr.
Chief Financial Officer

April 22, 2015

A copy of SCYNEXIS’S Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2014, is available on our website, www.scynexis.com. A printed copy is also available without charge upon written request to: Corporate Secretary at SCYNEXIS, Inc., 3501-C Tricenter Boulevard, Durham, North Carolina, 27713.

DIRECTIONS to SCYNEXIS (also available at http://www.scynexis.com/contact)

SCYNEXIS is located on the northern boundary of Research Triangle Park, North Carolina, ~10 miles north-west of Raleigh-Durham International Airport (most convenient) and 85 miles east of Piedmont Triad International Airport.

By Road

From Raleigh-Durham International Airport:

Take Interstate 40 West approximately 5.6 miles to exit number 278 (NC-Highway 55). Turn left onto NC-55 West and drive approximately 1.8 miles to Cornwallis Road. Take a right on Cornwallis Road and proceed about 0.3 miles to TriCenter Boulevard, marked by a sign for Research TriCenter on the left. Take a left on TriCenter Boulevard and turn into the first parking lot on the right. The SCYNEXIS sign is on the building above our entrance at 3501-C.

From the Winston-Salem/Greensboro Area:

Take Interstate 40 East to exit number 278 (NC-Highway 55). Turn left onto NC-55 West and drive approximately 1.8 miles to Cornwallis Road. Take a right on Cornwallis Road and proceed about 0.3 miles to TriCenter Boulevard, marked by a sign for Research TriCenter on the left. Take a left on TriCenter Boulevard and turn into the first parking lot on the right.

From Downtown Durham, NC:

Take NC-147 South to the Cornwallis Road Exit Number 6. Turn right at the exit and proceed approximately 1.5 miles to TriCenter Boulevard, marked by a sign for Research TriCenter on the right. Take a right on TriCenter Boulevard and turn into the first parking lot on the right.

Annex A

SCYNEXIS, INC.

2014 EQUITY INCENTIVE PLAN, AS AMENDED

ADOPTED BY THE BOARD OF DIRECTORS: February 11, 2014

APPROVED BY THE STOCKHOLDERS: February 25, 2014

AS AMENDED BY THE BOARD OF DIRECTORS: June 18, 2014

AS APPROVED BY THE STOCKHOLDERS: September 11, 2014

AS AMENDED BY THE BOARD OF DIRECTORS: March 26, 2015

AS APPROVED BY THE STOCKHOLDERS:             , 2015

EFFECTIVE DATE: May 2, 2014

1.	GENERAL.

(a) Successor to and Continuation of Prior Plan.

(i) The Plan is the successor to and continuation of the Scynexis, Inc. 2009 Stock Option Plan, as amended (the “Prior Plan”). From and after 12:01 a.m. Eastern time on the Effective Date, no additional stock awards will be granted under the Prior Plan. All stock awards granted under the Prior Plan remain subject to the terms of the Prior Plan. All Awards granted on or after 12:01 a.m. Eastern Time on the Effective Date will be granted under this Plan.

(ii) Any shares that would otherwise remain available for future grants under the Prior Plan as of 12:01 a.m. Eastern Time on the Effective Date ceased to be available under the Prior Plan at such time. Instead, that number of shares of Common Stock equal to the number of shares of Common Stock of the Company then available for future grants under the Prior Plan (the “Prior Plan’s Available Reserve”) was added to the Share Reserve (as further described in Section 3(a) below) and became immediately available for grants and issuance pursuant to Stock Awards under this Plan, up to the maximum number set forth in Section 3(a) below.

(iii) From and after 12:01 a.m. Eastern time on the Effective Date, a number of shares of Common Stock equal to the total number of shares of Common Stock subject, at such time, to outstanding stock options granted under the Prior Plan that (A) expire or terminate for any reason prior to exercise or settlement; (B) are forfeited or reacquired because of the failure to meet a contingency or condition required to vest such shares or are repurchased at the original issuance price; or (C) are otherwise reacquired or are withheld (or not issued) to satisfy a tax withholding obligation in connection with an award (the “Returning Shares”) will immediately be added to the Share Reserve (as further described in Section 3(a) below) as and when such shares become Returning Shares (up to the maximum number set forth in Section 3(a)), and become available for issuance pursuant to Stock Awards granted hereunder.

(b) Eligible Award Recipients. Employees, Directors and Consultants are eligible to receive Awards.

(c) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, and (vi) Other Stock Awards.

(d) Purpose. The Plan, through the granting of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.

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2.	ADMINISTRATION.

(a) Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine: (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards granted under it.

(iv) To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or the time at which cash or shares of Common Stock may be issued in settlement thereof).

(v) To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under the Participant’s then-outstanding Award without the Participant’s written consent, except as provided in subsection (viii) below.

(vi) To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or bringing the Plan or Awards granted under the Plan into compliance with the requirements for Incentive Stock Options or ensuring that they are exempt from, or compliant with, the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. If required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially extends the term of the Plan, or (E) materially expands the types of Awards available for issuance under the Plan. Except as otherwise provided in the Plan or an Award Agreement, no amendment of the Plan will materially impair a Participant’s rights under an outstanding Award without the Participant’s written consent.

(vii) To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to Covered Employees, (B) Section 422 of the Code regarding “incentive stock options” or (C) Rule 16b-3.

(viii) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that a Participant’s rights under any Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and

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(B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements.

(ix) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(x) To adopt such procedures and sub-plans as are necessary or appropriate (A) to permit or facilitate participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States or (B) allow Awards to qualify for special tax treatment in a foreign jurisdiction; provided, that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction.

(xi) To effect, with the consent of any adversely affected Participant, (A) the reduction of the exercise, purchase or strike price of any outstanding Stock Award; (B) the cancellation of any outstanding Stock Award and the grant in substitution therefor of a new (1) Option or SAR, (2) Restricted Stock Award, (3) Restricted Stock Unit Award, (4) Other Stock Award, (5) cash and/or (6) other valuable consideration determined by the Board, in its sole discretion, with any such substituted award (x) covering the same or a different number of shares of Common Stock as the cancelled Stock Award and (y) granted under the Plan or another equity or compensatory plan of the Company; or (C) any other action that is treated as a repricing under generally accepted accounting principles.

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Committee may, at any time, abolish the subcommittee and/or revest in the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Section 162(m) and Rule 16b-3 Compliance. The Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) of the Code, or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.

(d) Delegation to an Officer. The Board may delegate to one (1) or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such Awards, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will

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specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on the form of Stock Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value (as defined below).

(e) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

3.	SHARES SUBJECT TO THE PLAN.

(a) Share Reserve.

(i) Subject to Section 9(a) relating to Capitalization Adjustments and the “evergreen” provision in Section 3(a)(ii), the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards from and after the Effective Date (the “Share Reserve”) will not exceed the sum of (A) 1,122,731 shares, (B) the shares that represented the Prior Plan’s Available Reserve on the Effective Date, and (C) the Returning Shares, if any, if and when the Returning Shares ever become available for grant under the Plan.

(ii) The Share Reserve will automatically increase on January 1st of each year, for a period of not more than ten years, commencing on January 1st of the year following the year in which the Effective Date occurs and ending on (and including) January 1, 2024, in an amount equal to 4.0% of the total number of shares of Capital Stock outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.

(iii) For clarity, the Share Reserve is a limitation on the number of shares of Common Stock that may be issued under the Plan. As a single share may be subject to grant more than once (e.g., if a share subject to a Stock Award is forfeited, it may be made subject to grant again as provided in Section 3(b) below), the Share Reserve is not a limit on the number of Stock Awards that can be granted.

(iv) Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(b) Reversion of Shares to the Share Reserve. If a Stock Award or any portion of a Stock Award (i) expires or otherwise terminates without all of the shares covered by the Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that are available for issuance under the Plan. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will again become available for issuance under the Plan.

(c) Incentive Stock Option Limit. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 5,000,0000 shares of Common Stock.

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(d) Limitation on Grants to Non-Employee Directors. Subject to the Share Reserve and Section 9(a) relating to Capitalization Adjustments, the maximum number of shares of Common Stock subject to Stock Awards granted to any Non-Employee Director during any one calendar year, taken together with any cash fees paid to such Non-Employee Director during the calendar year, shall not exceed $2,000,000 in total value (calculating the value of any such Stock Awards based on the grant date fair value of such Stock Awards for financial reporting purposes and excluding, for this purpose, the value of any dividend equivalent payments paid pursuant to any Stock Award granted in a previous calendar year).

(e) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4.	ELIGIBILITY.

(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405 of the Securities Act, unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction), (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from Section 409A of the Code, or (iii) the Company, in consultation with its legal counsel, has determined that such Stock Awards comply with the distribution requirements of Section 409A of the Code.

(b) Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

5.	PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a) Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of its grant or such shorter period specified in the Award Agreement.

(b) Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

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(c) Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:

(i) by cash, check, bank draft or money order payable to the Company;

(ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv) if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v) in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.

(d) Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.

(e) Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

(i) Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (or pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.

(ii) Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement

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agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii) Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, on the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(f) Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(g) Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date which occurs three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR will terminate.

(h) Extension of Termination Date. Except as otherwise provided in the applicable Award Agreement, if the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of three (3) months (that need not be consecutive) equal to the applicable post termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s applicable Award Agreement, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of the period of days or months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

(i) Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the

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Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date which occurs twelve (12) months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.

(j) Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date which occurs eighteen (18) months following the date of death (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.

(k) Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon the date on which the event giving rise to the termination for Cause first occurred, and the Participant will be prohibited from exercising his or her Option or SAR from and after the date on which the event giving rise to the termination for Cause first occurred (or, if required by law, the date of termination of Continuous Service). If a Participant’s Continuous Service is suspended pending an investigation of the existence of Cause, all of the Participant’s rights under the Option or SAR will also be suspended during the investigation period.

(l) Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.

6.	PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS AND SARS.

(a) Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and

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conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv) Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(v) Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares subject to the Restricted Stock Award to which they relate.

(b) Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii) Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv) Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

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(v) Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi) Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7.	COVENANTS OF THE COMPANY.

(a) Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Awards.

(b) Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.

(c) No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

8.	MISCELLANEOUS.

(a) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

(b) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the

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Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(c) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.

(d) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(f) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(g) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that such Participant is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances

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under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(h) Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant, including proceeds from the sale of shares of Common Stock issued pursuant to a Stock Award; or (v) by such other method as may be set forth in the Award Agreement.

(i) Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(j) Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code (to the extent applicable to a Participant). Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(k) Compliance with Section 409A of the Code. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six (6) months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six (6) month period elapses, with the balance paid thereafter on the original schedule.

(l) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national

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securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or an Affiliate.

9.	ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), (iii) the class(es) and maximum number of securities that may be awarded to any person pursuant to Sections 3(d) and 3(e), and (iv) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.

(b) Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. The following provisions will apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board will take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction:

(i) arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);

(ii) arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii) accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective date of the Corporate Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction;

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(iv) arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

(v) cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

(vi) cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for a payment, in such form as may be determined by the Board, equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the Corporate Transaction, over (B) any exercise price payable by such holder in connection with such exercise.

The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of a Stock Award.

(d) Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

10.	TERMINATION OR SUSPENSION OF THE PLAN.

The Board may suspend or terminate the Plan at any time. No Awards may be granted after the tenth anniversary of the earlier of (i) the date the Plan is adopted by the Board (the “Adoption Date”), or (ii) the date the Plan is approved by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

11.	EFFECTIVE DATE OF THE PLAN; TIMING OF FIRST GRANT OR EXERCISE.

The Plan came into existence on the Adoption Date. However, no Award may be granted under the Plan prior to the IPO Date. In addition, no Stock Award may be exercised (or, in the case of a Restricted Stock Award, Restricted Stock Unit Award, or Other Stock Award, may be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval will be within 12 months after the Adoption Date.

12.	CHOICE OF LAW.

The law of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13.	DEFINITIONS. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b) “Award” means a Stock Award.

(c) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

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(d) “Board” means the Board of Directors of the Company.

(e) “Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.

(f) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Adoption Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(g) “Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(h) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the

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surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing definition or any other provision of the Plan, the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company and the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply.

If required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). The Board may, in its sole discretion and without a Participant’s consent, amend the definition of “Change in Control” to conform to the definition of “Change in Control” under Section 409A of the Code and the regulations and guidance thereunder.

(i) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(j) “Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(k) “Common Stock” means, as of the Effective Date, the common stock of the Company, having one vote per share.

(l) “Company” means Scynexis, Inc., a Delaware corporation.

(m) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

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(n) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. In addition, if required for exemption from or compliance with Section 409A of the code, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder). Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(o) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of at least 90% of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

To the extent required for compliance with Section 409A of the Code, in no event will an event be deemed a Corporate Transaction if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

(p) “Covered Employee” will have the meaning provided in Section 162(m)(3) of the Code.

(q) “Director” means a member of the Board.

(r) “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(s) “Effective Date” means the IPO Date.

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(t) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(u) “Entity” means a corporation, partnership, limited liability company or other entity.

(v) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(w) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(x) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii) Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(y) “Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(z) “IPO Date” means the date of the underwriting agreement between the Company and the underwriter(s) managing the initial public offering of the Common Stock, pursuant to which the Common Stock is priced for the initial public offering (the “IPO”).

(aa) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(bb) “Nonstatutory Stock Option” means any Option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

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(cc) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(dd) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(ee) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

(ff) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(gg) “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(c).

(hh) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ii) “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, has not been an officer of the Company or an “affiliated corporation,” and does not receive remuneration from the Company or an “affiliated corporation,” either directly or indirectly, in any capacity other than as a Director, or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(jj) “Own,” “Owned,” “Owner,” “Ownership” means a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(kk) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(ll) “Plan” means this SCYNEXIS, Inc. 2014 Equity Incentive Plan, as it may be amended.

(mm) “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(nn) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(oo) “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(pp) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

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(qq) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(rr) “Securities Act” means the Securities Act of 1933, as amended.

(ss) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(tt) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

(uu) “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right or any Other Stock Award.

(vv) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ww) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(xx) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

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0                    ¢

SCYNEXIS, INC.

Proxy solicited by the Board of Directors for the

Annual Meeting of Stockholders to be held June 4, 2015

The undersigned hereby appoints Marco Taglietti and Charles F. Osborne, Jr., and each or either of them, proxies, with full power of substitution, with the powers the undersigned would possess if personally present, to represent and vote, as designated below, all shares of the common stock of SCYNEXIS, Inc. held by the undersigned at the close of business as of April 9, 2015, at the Annual Meeting of Stockholders to be held on June 4, 2015, and at any adjournment thereof, and to vote all shares of stock which the undersigned may be entitled to vote.

(Continued and to be signed on the reverse side)

¢ 1.1	14475 ¢

ANNUAL MEETING OF STOCKHOLDERS OF

SCYNEXIS, INC.

June 4, 2015

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting. Directions to the Annual Meeting can be found at www.scynexis.com/contact/ or by contacting Investor Relations at investorrelations@scynexis.com.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NAME

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Annual Meeting of Stockholders, annual report, proxy statement and form of proxy card are available for review on the Internet at http://www.astproxyportal.com/ast/SCYNEXIS/

i  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.  i

¢ 20730300000000000000 9	060415

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR ITEMS 1, 2, AND 3: PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect the SCYNEXIS Board of Directors’ seven nominees as directors to serve until the 2016 Annual Meeting of Stockholders and until their successors are duly elected and qualified.			FOR	AGAINST	ABSTAIN

2.   To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm of SCYNEXIS for the fiscal year ending December 31, 2015.

			☐	☐	☐
NOMINEES:
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	O Steven C. Gilman, Ph.D. O Ann F. Hanham, Ph.D. O Patrick J. Langlois, Ph.D. O Guy Macdonald O Edward E. Penhoet, Ph.D. O Yves J. Ribeill, Ph.D. O Marco Taglietti, M.D.

3.   To approve the SCYNEXIS, Inc. 2014 Equity Incentive Plan, as amended to increase the aggregate number of shares of common stock authorized for issuance under the plan by 510,726 shares and to approve performance criteria and limits for purposes of tax deductibility.

			☐	☐	☐

This proxy is solicited by the Board of Directors of SCYNEXIS, Inc. and when properly executed will be voted as specified herein and, unless otherwise directed, will be voted FOR Proposal 1, FOR Proposal 2 and FOR Proposal 3. The Board of Directors recommends voting FOR each item.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●			Receipt of Notice of Annual Meeting of Stockholders and accompanying Proxy Statement is hereby acknowledged.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

¢	Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.	¢